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Cincinnati Bancorp
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April 13, 2017

Dear Fellow Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Cincinnati Bancorp, the holding company for Cincinnati Federal (the “Bank”). We will hold the meeting at the Bank’s main office, located at 6581 Harrison Avenue, Cincinnati, Ohio, on Thursday, May 25, 2017, at 3:00 p.m., local time.

The notice of annual meeting and the proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. During the meeting, we also will report on the operations of the Company. Directors and officers of the Company, as well as a representative of BKD, LLP, the Company’s independent registered public accounting firm, will be present to respond to appropriate questions from stockholders.

It is important that your shares are represented at this meeting, whether or not you attend the meeting in person and regardless of the number of shares you own. To ensure your shares are represented, we urge you to vote promptly by completing and mailing the enclosed proxy card or by voting via the Internet or by telephone. Internet and telephone voting instructions appear on the enclosed proxy card. If you attend the meeting, you may vote in person even if you have previously mailed a proxy card or voted via the Internet or by telephone.

We look forward to seeing you at the meeting.

Sincerely,

Joseph V. Bunke
President

CINCINNATI BANCORP

6581 Harrison Avenue

Cincinnati, Ohio 45247

(513) 574-3025

NOTICE OF 2017 ANNUAL MEETING OF STOCKHOLDERS

TIME AND DATE	3:00 p.m., local time, Thursday, May 25, 2017

PLACE	Cincinnati Federal’s main office
6581 Harrison Avenue
Cincinnati, Ohio

ITEMS OF BUSINESS	(1)	The election of two directors to serve for a term of three years;

	(2)	The approval of the Cincinnati Bancorp 2017 Equity Incentive Plan;

	(3)	The ratification of the appointment of BKD, LLP to serve as the independent registered public accounting firm for the fiscal year ending December 31, 2017; and

	(4)	The transaction of any other business that may properly come before the meeting and any adjournment or postponement of the meeting. (Note: The Board of Directors is not aware of any other business to come before the meeting.)

RECORD DATE	In order to vote, you must have been a stockholder as of the close of business on March 31, 2017.

PROXY VOTING	It is important that your shares be represented and voted at the meeting. You can vote your shares via the Internet, by telephone, or by mail by completing and returning the accompanying proxy card in the accompanying self-addressed envelope. Voting instructions are printed on the proxy card. You may revoke a proxy at any time before its exercise at the meeting by following the instructions in the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

Harold L. Anness
Corporate Secretary

Cincinnati, Ohio

April 13, 2017

CINCINNATI BANCORP

PROXY STATEMENT

FOR

2017 ANNUAL MEETING OF STOCKHOLDERS

GENERAL INFORMATION

We are providing this proxy statement to you in connection with the solicitation of proxies by our Board of Directors for the 2017 annual meeting of stockholders and for any adjournment or postponement of the annual meeting. In this proxy statement, we may also refer to Cincinnati Bancorp as the “Company,” “we,” “our” or “us.”

Cincinnati Bancorp is the majority-owned subsidiary of CF Mutual Holding Company and the holding company for Cincinnati Federal. In this proxy statement, we may also refer to Cincinnati Federal as the “Bank.”

We will hold the annual meeting at the Bank’s main office, located at 6581 Harrison Avenue, Cincinnati, Ohio, on Thursday, May 25, 2017, at 3:00 p.m., local time.

We intend to mail this proxy statement and a proxy card to stockholders of record beginning on or about April 13, 2017.

Important Notice Regarding the Availability of Proxy Materials

for the STOCKholder Meeting to Be Held on MAY 25, 2017

This proxy statement is available at www.astproxyportal.com/ast/20323. Also available at this website address is our Annual Report on Form 10-K as filed with the Securities and Exchange Commission, which includes the Company’s audited consolidated financial statements for the fiscal year ended December 31, 2016.

INFORMATION ABOUT VOTING

Who May Vote at the Meeting

You are entitled to vote your shares of Cincinnati Bancorp common stock if the records of the Company show that you held your shares as of the close of business on March 31, 2017. As of the close of business on that date, a total of 1,719,250 shares of common stock were outstanding, of which 945,587 shares were owned by CF Mutual Holding Company. Each share of common stock has one vote.

The Company’s Articles of Incorporation provide that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares (other than CF Mutual Holding Company) are not entitled to any vote with respect to the shares held in excess of the 10% limit.

Ownership of Shares

You may own your shares of common stock of Cincinnati Bancorp in one or more of the following ways:

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•	Directly in your name as stockholder of record;

•	Indirectly through a broker, bank or other holder of record in “street name”;

•	Indirectly through the Cincinnati Federal Employee Stock Ownership Plan (the “ESOP”); or

•	Indirectly through the Cincinnati Federal 401(k) Profit Sharing Plan (the “401(k) Plan”).

If your shares are registered directly in your name, you are the holder of record of those shares and we are sending these proxy materials directly to you. As the holder of record, you have the right to give your proxy directly to us to vote at the annual meeting or you may vote in person at the annual meeting.

If you hold your shares in street name, your broker, bank or other holder of record is sending these proxy materials to you. As the beneficial owner, you have the right to direct your broker, bank or other holder of record how to vote by completing a voting instruction form that accompanies your proxy materials. Your broker, bank or other holder of record may allow you to provide voting instructions by telephone or by the Internet. Refer to the instruction form provided by your broker, bank or other holder of record that accompanies your proxy materials. If you want to vote your shares of common stock held in street name in person at the annual meeting, you must obtain a written proxy in your name from the broker, bank or other holder who is the record holder of your shares.

If you own shares of common stock indirectly through the ESOP and/or the 401(k) Plan, see “Participants in the ESOP and the 401(k) Plan” below.

Attending the Meeting

Stockholders of the Company are invited to attend the annual meeting. If you hold your shares in street name, you will need proof of ownership to be admitted to the meeting. Examples of proof of ownership are a recent brokerage account statement or a letter from your bank or broker.

Quorum and Vote Required

Quorum. We will have a quorum and be able to conduct the business of the annual meeting if a majority of the outstanding shares of Company common stock entitled to vote, represented in person or by proxy, are present at the meeting.

Votes Required for Proposals. At this year’s annual meeting, stockholders will elect two directors to serve for a term of three years. In voting on the election of directors (Proposal 1), you may vote in favor of the nominees or withhold your vote as to the nominees. There is no cumulative voting for the election of directors. Directors must be elected by a plurality of the votes cast at the annual meeting. This means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the annual meeting. The maximum number of directors to be elected at the annual meeting is two.

In voting on the approval of the 2017 Cincinnati Bancorp Equity Incentive Plan (Proposal 2), you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, this proposal requires (i) the affirmative vote of a majority of the shares represented at the annual meeting and entitled to vote (“Vote Standard A”), and (ii) the affirmative vote of a majority of the votes cast at the annual meeting by stockholders other than CF Mutual Holding Company (“Vote Standard B”).

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In voting on the ratification of the appointment of the independent registered public accounting firm (Proposal 3), you may vote in favor of the proposal, vote against the proposal or abstain from voting. The affirmative vote of a majority of the votes represented at the annual meeting and entitled to vote is required to approve this proposal.

Because CF Mutual Holding Company owns more than 50% of the Company’s outstanding common stock, the votes cast by CF Mutual Holding Company will ensure the presence of a quorum and will decide the outcome of the vote on the election of directors (Proposal 1) and the ratification of the appointment of the independent registered public accounting firm (Proposal 3).

Effect of Not Casting Your Vote

If you hold your shares in street name, it is critical that you cast your vote if you want it to count in the election of directors (Item 1) and in the vote to approve the Cincinnati Bancorp 2017 Equity Incentive Plan (Item 2). Your bank, broker or other holder of record does not have discretion to vote your uninstructed shares with respect to these two items of business. Therefore, if you hold your shares in street name and you do not instruct your bank, broker or other holder of record on how to vote in the election of directors, no votes will be cast on your behalf. These are referred to as “broker non-votes.” Your bank, broker or other holder of record, however, does have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Item 3). If you are a stockholder of record and you do not cast your vote, no votes will be cast on your behalf on any of the items of business at the annual meeting.

How We Count the Votes

If you return valid proxy instructions or attend the meeting in person, we will count your shares to determine whether there is a quorum, even if you abstain from voting. Broker non-votes also will be counted to determine the existence of a quorum.

In the election of directors, votes that are withheld and broker non-votes will have no effect on the outcome of the election.

In counting votes on the proposal to approve the Cincinnati Bancorp 2017 Equity Incentive Plan, we will not count broker non-votes as votes represented at the annual meeting. For Vote Standard A, broker non-votes and abstentions will have the same effect as a negative vote. For Vote Standard B, broker non-votes and abstentions will have no effect on the voting.

In counting votes on the proposals to ratify the appointment of the independent registered public accounting firm, we will not count broker non-votes as votes represented at the annual meeting. Therefore, broker non-votes and abstentions will have the same effect as a negative vote.

Voting by Proxy

The Board of Directors of Cincinnati Bancorp is sending you this proxy statement for the purpose of requesting that you allow your shares of Cincinnati Bancorp common stock to be represented at the annual meeting by the designated proxies named by the Board of Directors. All shares of Company common stock represented at the annual meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.

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The Board of Directors unanimously recommends a vote:

•	“FOR ALL” of the nominees for director;

•	“FOR” the approval of the Cincinnati Bancorp 2017 Equity Incentive Plan; and

•	“FOR” the ratification of the appointment of BKD, LLP to serve as the independent registered public accounting firm.

If any matters not described in this proxy statement are properly presented at the annual meeting, the persons named in the proxy card will use their own best judgment as to how to vote your shares. This includes a motion to adjourn or postpone the annual meeting in order to solicit additional proxies. If the annual meeting is postponed or adjourned, your common stock may be voted by the persons named in the proxy card on the new meeting date as well, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the annual meeting.

Instead of voting by completing and mailing a proxy card, registered stockholders can vote their shares of Company common stock via the Internet or by telephone. The Internet and telephone voting procedures are designed to authenticate stockholders’ identities, allow stockholders to provide their voting instructions and confirm that their instructions have been recorded properly. Specific instructions for Internet and telephone voting appear on the enclosed proxy card. The deadline for voting via the Internet or by telephone is 11:59 p.m., Eastern Time, on May 24, 2017.

Revoking Your Proxy

Whether you vote by mail, by telephone or via the Internet, if you are a registered stockholder, unless otherwise noted, you may later revoke your proxy by:

•	sending a written statement to that effect to the Company’s Corporate Secretary;

•	submitting a properly signed proxy card with a later date;

•	voting by telephone or via the Internet at a later time (if initially able to vote in that manner) so long as such vote is received by the applicable time and date set forth above for registered stockholders; or

•	voting in person at the annual meeting (Note: Attendance at the annual meeting will not in itself constitute revocation of your proxy).

If you hold your shares through a bank, broker, trustee or nominee and you have instructed the bank, broker, trustee or nominee to vote your shares, you must follow the directions received from you bank, broker, trustee or nominee to change those instructions.

Participants in the ESOP and the 401(k) Plan

If you participate in the ESOP, you will receive a voting instruction card that reflects all shares that you may direct the trustees to vote on your behalf under the ESOP. If you hold Company common stock in the 401(k) Plan, you will receive a voting instruction card that reflects all shares that you may direct the 401(k) Plan trustee to vote on your behalf under the 401(k) Plan. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each participant in the ESOP may direct the trustee how to vote the shares of Company common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of common stock held by the ESOP and all allocated shares for which no timely voting instructions are received in the same proportion as shares for which it has received valid voting instructions. Under the terms of the 401(k) Plan, you may direct the 401(k) Plan trustee how to vote the shares allocated to your account. If the 401(k) Plan trustee does not receive your voting instructions, the 401(k) Plan trustee will be instructed to vote your shares in the same proportion as the voting instructions received from other 401(k) Plan participants. The deadline for returning your voting instruction cards is May 18, 2017.

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CORPORATE GOVERNANCE

General

The Company periodically reviews its corporate governance policies and procedures to ensure that it meets the highest standards of ethical conduct, reports results with accuracy and transparency and fully complies with the laws, rules and regulations that govern its operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.

Director Independence

The Board of Directors currently consists of six members, all of whom are considered independent under the listing standards of the NASDAQ Stock Market except for Robert A. Bedinghaus who is employed by us in his capacity as Executive Chairman. In determining the independence of its directors, the Board of Directors has considered transactions, relationships and arrangements between the Company and its directors that are not required to be disclosed in this proxy statement under the heading “Other Information Relating to Directors and Executive Officers—Transactions With Related Persons.”

Board Leadership Structure and Board’s Role in Risk Oversight

The Board of Directors has determined that the separation of the offices of Chairman of the Board and of President enhances Board independence and oversight. Moreover, the separation of these offices allows the President to better focus on his growing responsibilities of managing the daily operations of the Company and the Bank, while allowing the Chairman of the Board to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management. Robert A. Bedinghaus currently serves as the Executive Chairman of the Board. Although as an employee he is not considered independent under the listing requirements of the Nasdaq Stock Market, each other member of the Board of Directors is considered independent under those listing requirements. Accordingly, the Board of Directors has determined that the full Board of Directors, consisting predominately of independent directors, is able to fulfill its fundamental role of providing advice to and independent oversight of management.

To further strengthen the regular oversight of the full Board of Directors, the standing committees of the Company’s Board of Directors are comprised solely of independent directors. These committees are the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee. See “Committees of the Board of Directors.”

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including credit risk, interest rate risk, liquidity risk, operational risk, strategic risk and reputation risk. Management is responsible for the day-to-day management of risks Cincinnati Bancorp faces, while the Board of Directors, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, the Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed. Senior management also attends Board meetings and is available to address any questions or concerns raised by the Board of Directors on risk management and any other matters.

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Committees of the Board of Directors

The following table identifies our standing committees and their members. The members of the Audit Committee, the Compensation Committee, and the Nominating and Corporate Governance Committee are considered independent according to the relevant listing standards of the Nasdaq Stock Market. The charter of each committee is available in the Investor Relations section of the Bank’s website (www.cincinnatifederal.com).

Director	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee

Robert A. Bedinghaus
Henry C. Dolive, Ph.D.	X	Chairman
Harold L. Anness
Stuart H. Anness, M.D.		X	X
Andrew J. Nurre, CPA	Chairman	X	X
Charles G. Skidmore	X		X
Number of Meetings in Fiscal Year 2016	5	9	1

Audit Committee. The Audit Committee is established according to the requirements of the Securities Exchange Act of 1934, as amended. The Audit Committee meets periodically with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal control structure and financial reporting matters. The Board of Directors has determined that Andrew J. Nurre is an “audit committee financial expert” under the rules of the Securities and Exchange Commission. The report of the Audit Committee required by the rules of the Securities and Exchange Commission is included in this proxy statement. See “Report of the Audit Committee.”

Compensation Committee. The Compensation Committee approves the compensation objectives for the Company and the Bank, establishes the compensation for the Company’s and Bank’s senior management and conducts the performance review of the President. The Compensation Committee reviews all components of compensation, including salaries, cash incentive plans, long-term incentive plans and various employee benefit matters. The Committee also assists the Board of Directors in evaluating potential candidates for executive positions.

Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee assists the Board of Directors in: (i) identifying individuals qualified to become Board members, consistent with criteria approved by the Board; (ii) recommending to the Board the director nominees for the next annual meeting; (iii) implementing policies and practices relating to corporate governance, including implementation of and monitoring adherence to corporate governance guidelines; (iv) leading the Board in its annual review of the Board’s performance; and (v) recommending director nominees for each committee

Minimum Qualifications for Director Nominees. The Nominating and Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors. A candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include a requirement that the candidate not have been subject to certain criminal or regulatory actions. A candidate also must meet any qualification requirements set forth in any Board of Directors or committee governing documents.

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If a candidate is deemed eligible for election to the Board of Directors, the Nominating and Corporate Governance Committee will then evaluate the following criteria in selecting nominees:

•	contributions to the range of talent, skill and expertise of the Board of Directors;

•	financial, regulatory and business experience, knowledge of the banking and financial service industries, familiarity with the operations of public companies and ability to read and understand financial statements;

•	familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations;

•	personal and professional integrity, honesty and reputation;

•	the ability to represent the best interests of the stockholders of the Company and the best interests of the Company;

•	the ability to devote sufficient time and energy to the performance of his or her duties; and

•	independence, as that term is defined under applicable Securities and Exchange Commission and stock exchange listing criteria.

The Nominating and Corporate Governance Committee also will consider any other factors it deems relevant, including diversity, competition, size of the Board of Directors and regulatory disclosure obligations.

When nominating an existing director for re-election to the Board of Directors, the Nominating and Corporate Governance Committee will consider and review an existing director’s attendance and performance at Board meetings and at meetings of committees on which he serves; length of Board service; the experience, skills and contributions that the existing director brings to the Board; and independence.

Director Nomination Process. The process that the Nominating and Corporate Governance Committee follows to identify and evaluate individuals to be nominated for election to the Board of Directors is as follows:

For purposes of identifying nominees for the Board of Directors, the Nominating and Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities the Bank serves. The Nominating and Corporate Governance Committee will also consider director candidates recommended by stockholders according to the policy and procedures set forth below. The Nominating and Corporate Governance Committee has not used an independent search firm to identify nominees.

In evaluating potential nominees, the Nominating and Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the criteria set forth above. If such individual fulfills these criteria, the Nominating and Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.

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Consideration of Director Candidates Recommended by Stockholders. The policy of the Nominating and Corporate Governance Committee is to consider director candidates recommended by stockholders who appear to be qualified to serve on the Company’s Board of Directors. The Nominating and Corporate Governance Committee may choose not to consider an unsolicited recommendation if no vacancy exists on the Board of Directors and the Nominating and Corporate Governance Committee does not perceive a need to increase the size of the Board of Directors. To avoid the unnecessary use of the Nominating and Corporate Governance Committee’s resources, the Nominating and Corporate Governance Committee will consider only those director candidates recommended in accordance with the procedures set forth below.

Procedures to be Followed by Stockholders. To submit a recommendation of a director candidate to the Nominating and Corporate Governance Committee, a stockholder should submit the following information in writing, addressed to the Chairman of the Nominating and Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:

•	A statement that the writer is a stockholder and is proposing a candidate for consideration by the Nominating and Corporate Governance Committee;

•	The name and address of the stockholder as they appear on the Company’s books, and of the beneficial owner, if any, on whose behalf the nomination is made;

•	The class or series and number of shares of the Company’s capital stock that are owned beneficially or of record by such stockholder and such beneficial owner;

•	A description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder;

•	A representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the nominee named in the stockholder’s notice;

•	The name, age, personal and business address of the candidate, the principal occupation or employment of the candidate;

•	The candidate’s written consent to serve as a director;

•	A statement of the candidate’s business and educational experience and all other information relating to such person that would indicates such person’s qualification to serve on the Board of Directors; and

•	Such other information regarding the candidate or the stockholder as would be required to be included in the Company’s proxy statement pursuant to Regulation 14A of the Securities and Exchange Commission.

In order for a director candidate to be considered for nomination at the Company’s annual meeting of stockholders, the recommendation must be received by the Nominating and Corporate Governance Committee at least 120 calendar days before the date the Company’s proxy statement was released to stockholders in connection with the previous year’s annual meeting, advanced by one year.

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Board and Committee Meetings

The business of Cincinnati Bancorp and the Bank is conducted through meetings and activities of their respective Boards of Directors and committees. During the fiscal year ended December 31, 2016, the Board of Directors of Cincinnati Bancorp held 8 meetings and the Board of Directors of the Bank held 14 meetings. No director attended fewer than 75% of the total meetings of the Boards of Directors and of the committees on which that director served.

Director Attendance at Annual Meeting

All of the Company’s directors attended last year’s annual meeting.

Codes of Ethics

We have adopted a Code of Ethics for Senior Officers and a Code of Business Conduct and Ethics. Both are designed to ensure that the Company’s directors and employees meet the highest standards of ethical conduct. The Code of Ethics for Senior Officers, which applies to the Company’s principal executive officer and principal financial officer, addresses conflicts of interest, the treatment of confidential information, and compliance with applicable laws, rules and regulations The Code of Business Conduct and Ethics, which applies to all employees and directors, addresses conflicts of interest, the treatment of confidential information, general employee conduct and compliance with applicable laws, rules and regulations. In addition, both codes are designed to deter wrongdoing and promote honest and ethical conduct, the avoidance of conflicts of interest, full and accurate disclosure and compliance with all applicable laws, rules and regulations. The Code of Ethics for Senior Officers and the Code of Business Conduct and Ethics are available in the Investor Relations section of the Bank’s website (www.cincinnatifederal.com).

Report of the Audit Committee

The Company’s management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States of America. The Audit Committee oversees the Company’s internal controls and financial reporting process on behalf of the Board of Directors.

In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and with the independent registered public accounting firm. The Audit Committee has discussed with the independent registered public accounting firm the matters required to be discussed by Public Company Accounting Oversight Board (United States) Auditing Standard No. 16, which include the quality, and not just the acceptability, of the accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements.

In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the firm’s independence from the Company and its management. In concluding that the independent registered public accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the firm were compatible with its independence.

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The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting process.

In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in their report, express an opinion on the conformity of the Company’s financial statements to accounting principles generally accepted in the United States of America. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal control over financial reporting designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with accounting principles generally accepted in the United States of America, that the audit of the Company’s financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board of Directors has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 for filing with the Securities and Exchange Commission. The Audit Committee has appointed, subject to stockholder ratification, BKD, LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017.

Audit Committee of the Board of Directors

of

Cincinnati Bancorp

Andrew J. Nurre, CPA (Chairman)

Henry C. Dolive, Ph.D.

Charles G. Skidmore

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Directors’ Compensation

The following table provides the compensation received by the individuals who served as non-employee directors of the Company during the fiscal year ended December 31, 2016. The table excludes perquisites, which did not exceed $10,000 in the aggregate for each director.

	Fees Earned or Paid in Cash	All Other Compensation	Total
Robert A. Bedinghaus	$106,000	─	$106,000
Henry C. Dolive, Ph.D.	30,000	─	30,000
Harold L. Anness	30,000	─	30,000
Stuart H. Anness, M.D.	30,000	─	30,000
Andrew J. Nurre, CPA	34,000	─	34,000
Charles G. Skidmore	30,000	─	30,000

Director Retirement Plan. The Bank sponsors a director retirement plan for its non-employee directors. An individual who becomes a director after July 1, 2014, may not become a participant in the plan until he has completed 12 years of service on the board of directors.

Under the plan, a director who remains in service until his “benefit age” (as specified on a separate individual joinder agreement entered into with each participating director) becomes entitled to a retirement benefit. The benefit age for each of the current participants is age 75. The retirement benefit equals 50% of the director’s average annual fees paid for his services as a non-employee director for the five calendar years during which the director received the highest fees. The retirement benefit is paid in ten annual installments commencing within 30 days following the director’s attainment of his benefit eligibility date. A director’s benefit eligibility date generally means the earlier of (i) the date of the director’s separation from service after attaining his benefit age, (ii) the later of the date of his separation from service or age 70, if his separation from service occurs before his benefit age, (iii) the date he becomes disabled, (iv) the date he dies, or (v) the date on which he has a separation from service within two years of a change in control.

If a director separates from service before attaining his retirement age and other than for cause, death or disability or within two years of a change in control, he becomes entitled to his accrued benefit, payable at his benefit eligibility date in ten installments. If a director separates from service within two years of a change in control, he becomes entitled to his retirement benefit, payable on his benefit eligibility date in a lump sum (unless he has timely elected a different form of payment). If the director becomes disabled before attaining his benefit age, he will become entitled to a disability benefit. If the director has less than 15 years of service at the time of his disability, the benefit equals the director’s accrued benefit at the time of his disability. If the director has completed 15 years or more of service, the disability benefit equals the present value of the retirement benefit the director would have received had he continued in service until his benefit age and become disabled immediately thereafter. We will pay the benefit in a lump sum within 30 days of the director becoming disabled. If a director terminates service for “cause” he will not be entitled to any benefit under the plan.

If a director dies after he begins receiving benefits but before receiving all benefit payments under the plan, we will pay his beneficiary the remaining payments at the same time the director would have received them had he survived. If a director dies while in service before attaining his benefit age, his beneficiary will become entitled to a survivor benefit. If the director has less than 15 years of service at the time of his death, the survivor benefit equals the director’s accrued benefit at the time of his death. If the director has completed 15 years or more of service, the survivor benefit equals the retirement benefit the director would have received had he continued in service until his benefit age and died immediately thereafter.

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In order to qualify for benefits under the plan, directors must adhere to certain non-competition obligations for two years following his separation from service. These obligations do not apply following a change in control.

Stock Ownership

The following table provides information as of March 31, 2017, about the beneficial owners known to Cincinnati Bancorp that own more than 5% of the Company’s outstanding common stock and the shares of common stock beneficially owned by each nominee for director, by each director continuing in office, by each named executive officer and by all directors and executive officers as a group. A person may be considered to beneficially own any shares of common stock over which he has, directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, each of the named individuals has sole voting power and sole investment power with respect to the shares shown and none of the named individuals has pledged his shares.

	Number of Shares Owned		Percent of Common Stock Outstanding (1)

CF Mutual Holding Company 6581 Harrison Avenue Cincinnati, Ohio 45247	945,587		55.0%

Directors:
Robert A. Bedinghaus	24,000	(2)	1.4
Henry C. Dolive, Ph.D.	6,000		*
Harold L. Anness	15,000	(3)	*
Stuart H. Anness, M.D.	20,000	(4)	1.2
Andrew J. Nurre, CPA	2,000	(5)	*
Charles G. Skidmore	10,000		*

Executive Officers Who Are Not Directors:
Joseph V. Bunke	20,697	(6)	1.2
Herbert C. Brinkman	5,255	(7)	*
Gregory W. Meyers	18,508	(8)	1.1
John A. Schuler	2,770	(9)	*
All directors and executive officers as a group (10 persons)	124,230		7.2%

*	Less than 1%.
(1)	Based on 1,719,250 shares outstanding as of March 31, 2017.
(2)	Held indirectly through an Individual Retirement Account (“IRA”).
(3)	Held indirectly through an IRA.
(4)	Held indirectly through spouse’s trust.
(5)	Held indirectly through an IRA.
(6)	Includes 20,400 shares and 297 shares held indirectly through 401(k) Plan and ESOP, respectively.
(7)	Includes 4,936 shares and 319 shares held indirectly through 401(k) Plan and ESOP, respectively.
(8)	Includes 18,177 shares and 331 shares held indirectly through 401(k) Plan and ESOP, respectively.
(9)	Includes 2,501 shares and 244 shares held indirectly through 401(k) Plan and ESOP, respectively.

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Items OF BUSINESS to be Voted on by STOCKHOLDERs

Item 1 — Election of Directors

The Company’s Board of Directors consists of six members. The Board of Directors is divided into three classes with three-year staggered terms, with approximately one-third of the directors elected each year. The nominees for election are Andrew J. Nurre, CPA and Charles G. Skidmore, who currently serve as directors of both the Company and the Bank.

The Board of Directors intends to vote the proxies solicited by it in favor of the election of all of the nominees named above. If any nominee is unable to serve, the persons named in the proxy card will vote your shares to approve the election of any substitute proposed by the Board of Directors. Alternatively, the Board of Directors may adopt a resolution to reduce the size of the Board of Directors. At this time, the Board of Directors knows of no reason why any nominee might be unable to serve.

The Board of Directors unanimously recommends a vote “FOR ALL” of the nominees for director.

Information regarding the Board of Directors’ nominees and the directors continuing in office is provided below. Unless otherwise stated, each individual has held his current occupation for the last five years. The age indicated in each individual’s biography is as of December 31, 2016. The indicated period for service as a director includes service as a director of the Bank. Except as noted below, there are no family relationships among the directors.

Director Nominees for a Term Expiring in 2020

Andrew J. Nurre, CPA (age 49) has served as a director since 2009. Following the Bank’s 2007 merger with The Clifton Heights Savings & Loan Company, Mr. Nurre served as an advisory director of Cincinnati Federal from 2007 to 2009. He previously served on the board of The Clifton Heights Savings & Loan Company since 1996. In addition to his almost 20 years experience as a mutual savings and loan board member, Mr. Nurre is a Certified Public Accountant with the accounting firm Donald A. Reisenberg, LTD., West Chester, Ohio, a position he has held since 2007. Mr. Nurre has a background in income tax and general business consulting areas. Mr. Nurre holds a BBA degree in accounting and finance from the University of Cincinnati and has been a CPA for over 20 years.

Mr. Nurre’s experience as an accountant and his contacts in the local community make him a valuable resource for Cincinnati Bancorp.

Charles G. Skidmore (age 49) has served as a director since 2005. He is an attorney in solo practice in Cincinnati. Before starting his own practice in 2010, Mr. Skidmore was corporate counsel for LCA Vision, a leading provider of laser vision correction, and an attorney at Lindhorst & Dreidame, LPA. Mr. Skidmore currently serves as a director for a number of small businesses, and formerly served as a director for Lasik Insurance Company. Mr. Skidmore sits on the board of trustees of the Mill Creek Watershed Council of Communities, and serves as its Treasurer. He chairs the Greenways Subcommittee for the City of Wyoming, Ohio, and serves on the Wyoming Income Tax Review Board and the board of trustees of the Wyoming Recreation Foundation. Mr. Skidmore holds a juris doctorate from the University of Cincinnati College of Law and a LLM, Masters of Law in Taxation, from Capital University Law School. Mr. Skidmore is the cousin of director Stuart Anness.

Mr. Skidmore’s experience as a corporate attorney, including his experience in public company securities disclosure reporting while affiliated with LCA Vision, makes him a valuable resource for Cincinnati Bancorp.

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Directors Continuing in Office With Terms Expiring in 2018

Robert A. Bedinghaus (age 57) has served as the Chairman of the Board since 2001 (Executive Chairman since March 2017) and has served as a director since 1999. Mr. Bedinghaus is a former Hamilton County Commissioner (1996-2001) and currently serves as Director, Business Development, for the Cincinnati Bengals, a position he has held since 2004. Additionally, Mr. Bedinghaus currently serves on the board of trustees for Activities Beyond the Classroom (ABC), a not-for-profit organization that focuses on providing extracurricular activities for students in the Cincinnati Public Schools. He has served in the past as an advisory member of the Kenton County Airport Board, Vice President of the Hamilton County Township Association, President of the Hamilton County Recycling and Solid Waste Management and President of the Hamilton County Family and Children First Council.

Mr. Bedinghaus’ experience in the public and private sectors provides him with insight and understanding into the communities served by Cincinnati Federal.

Stuart H. Anness, M.D (age 64) has served as a director since 2003. He has practiced ophthalmology for over 32 years and is currently affiliated with the Cincinnati Eye Institute. Dr. Anness was a member of the Twin Towers Board of Trustees from 1996 to 2008 and Vice Chair on Twin Towers Board from 2006 to 2008. He has been a member of the Kenyon College Finance Executive Committee since 2012. He holds a bachelors degree from Kenyon College and was elected to the Phi Beta Kappa Honor Society. His medical training was completed at the University of Cincinnati College of Medicine. An ophthalmology residency program was completed at Evanston Hospital, an affiliate of Northwestern University Medical Center. Dr. Anness was certified by The American Board of Ophthalmology in October 1983. He was elected a fellow of the American Academy of Ophthalmology in 1983. Dr. Anness is the cousin of director Harold Anness and director Charles Skidmore.

Dr. Anness’s contacts in the local business community and management experience make him a valuable resource for Cincinnati Bancorp.

Director Nominees for a Term Expiring in 2019

Henry C. Dolive, Ph.D. (age 72) has served as a director since 2000, and currently also serves as Vice Chairman of the Board. He served as the Township Administrator of Anderson Township from 1989 to 2010. Since 1987, he also has served as President of Dolive, Inc., a company engaged in survey research, consulting and other activities. Dr. Dolive has taught public administration/political science at several universities in addition to serving in leadership roles in economic and organizational development with state and county governments, including a governor’s office. He is a founding board member for the Center for Local Government and has served numerous years on the boards of the Anderson Area Chamber of Commerce and the Cincinnati Hillside Trust.

Dr. Dolive’s experience as Anderson Township Administrator and as a local businessman provides Dr. Dolive with unique knowledge and insight of the businesses and communities of Cincinnati Federal’s market area, particularly around Anderson Township.

Harold L. Anness (age 63) has served as a director since 2000. He is an attorney with the firm of Griffin, Fletcher & Herndon LLP, located in Cincinnati, Ohio. As part of his practice, Mr. Anness represents developers and lenders in general real estate, mortgage lending and title matters. Mr. Anness’ law firm also represents Cincinnati Federal as outside legal counsel. Previously, he was an attorney with the law firms of Lindhorst & Dreidame Co., LPA and Thompson Hine LLP. He has served as a director of Cincinnati Federal since 2000. He is also the former Chairman and member of the Hamilton County Regional Planning Commission. Mr. Anness earned his J.D. from Ohio Northern University and a B.S. from Miami University in Oxford, Ohio. Mr. Anness is the cousin of director Stuart Anness.

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Mr. Anness’ legal experience and knowledge of the local community enables him to provide insights as a member of the board of directors.

Item 2 — Approval of the Cincinnati Bancorp 2017 Equity Incentive Plan

The Board of Directors has adopted, subject to stockholder approval, the Cincinnati Bancorp 2017 Equity Incentive Plan (the “2017 Equity Incentive Plan”), to promote the long-term financial success of the Company, and its subsidiaries, including Cincinnati Federal, by providing a means to attract, retain and reward individuals who contribute to the Company’s success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. By approving the 2017 Equity Incentive Plan, our stockholders will give us the flexibility we need to continue to attract and retain highly qualified employees and directors by offering a competitive compensation program linked to the performance of our common stock. The Board of Directors unanimously recommends a vote “FOR” the approval of the Cincinnati Bancorp 2017 Equity Incentive Plan.

The following is a summary of the material features of the 2017 Equity Incentive Plan, which is qualified in its entirety by reference to the provisions of the 2017 Equity Incentive Plan, which is attached as Appendix A.

General

Subject to permitted adjustments for certain corporate transactions, the 2017 Equity Incentive Plan authorizes the issuance or delivery to participants of up to 117,940 shares of the Company’s common stock pursuant to grants of restricted stock awards, restricted stock unit awards, incentive stock options and non-qualified stock options. Of this number, the maximum number of shares of Company common stock that may be issued under the 2017 Equity Incentive Plan pursuant to the exercise of stock options is 84,243 shares, and the maximum number of shares of Company common stock that may be issued as restricted stock awards or restricted stock units is 33,697 shares. These amounts represent 4.9% and 1.96%, respectively, of the shares the Company issued and sold in connection with the mutual holding company reorganization of Cincinnati Federal. The 2017 Equity Incentive Plan is expected to be administered by the members of the Company’s Compensation Committee who are “Disinterested Board Members,” as defined in the 2017 Equity Incentive Plan (the “Committee”). The Committee has the authority and discretion set forth in the 2017 Equity Incentive Plan, including, but not limited, to select the persons who will receive awards; to establish the terms and conditions relating to each award; to adopt rules and regulations relating to the 2017 Equity Incentive Plan; to interpret the 2017 Equity Incentive Plan; and to administer the 2017 Equity Incentive Plan. The 2017 Equity Incentive Plan also allows the Committee to delegate all or any portion of its responsibilities and powers of any one or more of its members or to a committee or to one or more members of the Board of Directors who are not “outside directors,” including the authority to grant certain awards.

The Committee may grant an award under the 2017 Equity Incentive Plan as: (i) an alternative to or replacement of an existing award under the 2017 Equity Incentive Plan or any other plan of the Company or its subsidiaries, or (ii) the form of payment for grants or rights earned or due under any other plan or arrangement of the Company or its subsidiaries, including the plan of any entity acquired by the Company or its subsidiaries.

Eligibility

Employees and directors of the Company and its subsidiaries are eligible to receive awards under the 2017 Equity Incentive Plan, except that non-employees may not be granted incentive stock options.

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Types of Awards

The Committee may determine the type and terms and conditions of awards under the 2017 Equity Incentive Plan, which shall be set forth in an award agreement delivered to each participant. Each award shall be subject to conditions established by the Committee and set forth in the recipient’s award agreement, and shall be subject to vesting conditions and restrictions as determined by the Committee; provided, however, that all awards shall be subject to a vesting requirement of at least one year of service following the date of grant unless accelerated due to death, disability or involuntary termination of service following a change in control. Awards may be granted in a combination of incentive and non-qualified stock options, restricted stock or restricted stock units. The shares of common stock with respect to which awards may be made under the 2017 Equity Incentive Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted or required by applicable law or regulation, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Stock Options. A stock option is the right to purchase shares of common stock at a specified price for a specified period of time. Under the 2017 Equity Incentive Plan, the exercise price may not be less than the fair market value of a share of our common stock on the date the stock option is granted. Fair market value for purposes of the 2017 Equity Incentive Plan means:

(i)	the closing sales price of the Company’s common stock as reported on the principal United States securities exchange on which the shares are listed or admitted to trading on the date in question or, in the absence of reported sales on such date, the closing sales price on the immediately preceding date on which sales were reported; or

(ii)	if the stock is not listed on a securities exchange, “fair market value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

Stock options are either “incentive” stock options or “non-qualified” stock options. Incentive stock options have certain tax advantages that are not available to non-qualified stock options, and must comply with the requirements of Section 422 of the Internal Revenue Code. Only employees are eligible to receive incentive stock options. Outside directors may only receive non-qualified stock options under the 2017 Equity Incentive Plan. Shares of common stock purchased upon the exercise of a stock option must be paid for at the time of exercise in cash or by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of stock valued at fair market value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of stock (or a sufficient portion of the shares) acquired upon exercise of the stock option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from the exercise; (iii) by a net settlement of the stock option, using a portion of the shares obtained on exercise in payment of the exercise price of the stock option (and if applicable, any required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a stock option will be rounded down to the nearest whole share.

Restricted Stock. A restricted stock award is a grant of common stock, subject to vesting requirements, to a participant for no consideration or such minimum consideration as may be required by applicable law. Restricted stock awards may be granted only in whole shares of common stock and are subject to vesting conditions and other restrictions established by the Committee as set forth in the 2017 Equity Incentive Plan or the award agreement. Unless otherwise determined by the Committee, the recipient of a restricted stock award may exercise any voting rights with respect to common stock subject to an unvested award and any dividends and distributions with respect to the common stock will be immediately distributed to the participant; provided, however, no dividends shall be paid with respect to any restricted stock awards subject to performance-based vesting conditions unless and until the participant vests in such restricted stock award.

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Restricted Stock Units. A restricted stock unit award is similar to a restricted stock award except that no share of common stock is actually awarded to the recipient on the date of grant. Each restricted stock unit is evidenced by an award agreement that specifies the restriction period, the number of restricted stock units granted and such other provision as the Committee will determine. Restricted stock unit awards will be paid in shares of common stock, or, in the sole discretion of the Committee, in cash or a combination of cash and shares of common stock.

Dividend Equivalents. The Committee is authorized to grant dividend equivalents with respect to restricted stock units available under the Plan.  Dividend equivalents confer on the participant the right to receive payments equal to cash dividends or distributions with respect to all or a portion of the number of shares of stock subject to the award.  If a restricted stock unit is intended to be qualified performance-based compensation in accordance with Section 162(m) of the Internal Revenue Code, payment of dividend equivalent rights will be conditioned on the satisfaction of the performance criteria. Unless otherwise determined by the Committee, the dividend equivalent right shall be paid at the same time as the shares subject to the restricted stock unit are distributed to the participant.

Performance Awards. A performance award is an award of stock options, restricted stock or restricted stock units that will vest upon the achievement of one or more performance measures set forth in the 2017 Equity Incentive Plan.

Limitation on Awards under the 2017 Equity Incentive Plan

No employee may receive more than 25% of the stock options granted and no more than 25% of any restricted stock and/or restricted stock units granted under the 2017 Equity Incentive Plan. No non-employee director may receive more than 5% of the stock options granted nor more than 5% the restricted stock awards and/or restricted stock units granted and all non-employee directors in the aggregate may not receive more than 30% of the aggregate stock options granted nor more than 30% of the aggregate restricted stock awards and/or restricted stock units granted under the 2017 Equity Incentive Plan.

To the extent any shares of stock covered by an award (including restricted stock awards) are not delivered to a participant or beneficiary because the award is forfeited or cancelled or because a stock option is not exercised, the shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of stock available for delivery under the 2017 Equity Incentive Plan.

In the event of a corporate transaction involving the Company’s stock, including, without limitation, any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination or exchange of shares, stock dividend, stock split or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property) liquidation, dissolution, or other similar corporate transaction or event, the Committee will, in an equitable manner, adjust any or all of the number and kind of securities deemed to be available for grants of stock options, restricted stock awards and restricted stock units, the number and kind of securities that may be delivered or deliverable in respect of outstanding stock options, restricted stock and restricted stock units and the exercise price of stock options. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, stock options, restricted stock awards and restricted stock units. At any time before the consummation of such corporate transaction in which Cincinnati Bancorp is not the surviving entity, the Committee may direct that all, but not less than all, outstanding stock options be cancelled in exchange for a cash payment per share equal to the excess of the value exchanged over the exercise price of such stock option, provided, that if a the stock option is “underwater” (i.e., a stock option is “underwater” if the exercise price exceeds the fair market value of the underlying stock), the Committee may, in its discretion cancel and terminate the underwater stock option without the consent of and without any payment to the holder of the stock option.

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Prohibition on Re-pricing or Cashing Out of Underwater Stock Options. The 2017 Equity Incentive Plan provides that neither the Committee nor the Board of Directors is authorized to make any adjustment or amendment that reduces or would have the effect of reducing the exercise price of a stock option previously granted. Similarly, the 2017 Equity Incentive Plan prohibits the Company from cashing out underwater stock options without shareholder approval.

Performance Features

General. A federal income tax deduction for a company will generally be unavailable for annual compensation in excess of $1.0 million paid to its chief executive officer or two other most highly compensated officers required to be reported to shareholders under the Securities Exchange Act of 1934. However, amounts that constitute “qualified performance-based compensation” (as that term is used in Section 162(m) of the Internal Revenue Code) are not counted toward the $1.0 million limit. The 2017 Equity Incentive Plan is designed so that stock options will be considered qualified performance-based compensation. The Committee may designate whether any restricted stock awards or restricted stock units granted to any participant are intended to be qualified performance-based compensation. Any restricted stock awards or restricted stock units designated as qualified performance-based compensation will be conditioned on the achievement of one or more performance measures, to the extent required by Section 162(m) of the Internal Revenue Code.

Performance Measures. The performance measures that may be used for such awards will be based on any one or more of the following performance measures, as selected by the Committee: book value or tangible book value per share; basic earnings per share; basic cash earnings per share; diluted earnings per share; diluted cash earnings per share; return on equity; net income or net income before taxes; cash earnings; net interest income; non-interest income; non-interest expense to average assets ratio; cash general and administrative expense to average assets ratio; efficiency ratio; cash efficiency ratio; return on average assets; cash return on average assets; return on average stockholders’ equity; cash return on average stockholders’ equity; return on average tangible stockholders’ equity; cash return on average tangible stockholders’ equity; core earnings; operating income; operating efficiency ratio; net interest rate margin or net interest rate spread; growth in assets, loans, or deposits; loan production volume; non-performing loans; cash flow; strategic business objectives consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or any combination of the foregoing. Performance measures may be based on the performance of the Company as a whole or of any one or more subsidiaries or business units of the Company or a subsidiary and may be measured relative to a peer group, an index or a business plan. The Committee may adjust performance measures in certain circumstances, provided, however, no adjustment may be made with respect to an award that is intended to be qualified performance-based compensation within the meaning of Section 162(m) of the Internal Revenue Code, except to the extent the Committee exercises negative discretion as permitted under applicable law for purposes of an exception under Section 162(m) of the Internal Revenue Code. The Committee may modify performance measures in certain circumstances set forth in the 2017 Equity Incentive Plan.

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Vesting of Awards

If the vesting of an award under the 2017 Equity Incentive Plan is conditioned on the completion of a specified period of service with the Company or its subsidiaries, without the achievement of performance measures or objectives, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of service for full vesting shall be determined by the Committee and evidenced in an award agreement, subject to acceleration of vesting in the event of death, disability, or involuntary termination following a change in control (as defined in the 2017 Equity Incentive Plan). The Committee will have the power to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an award at any time after the grant of the award or to extend the time period to exercise a stock option, provided that such extension is consistent with Internal Revenue Code Section 409A. Notwithstanding anything to the contrary in the 2017 Equity Incentive Plan, except with respect to the deemed satisfaction of any performance conditions on a change in control, all awards under the 2017 Equity Incentive Plan shall be subject to a vesting requirement of at least one year of service following the date of grant, unless accelerated due to death, disability or involuntary termination of employment or service following a change in control.

Effect of Termination of Service on Awards

Unless otherwise determined by the Committee and stated in an award agreement, in the event of a participant’s termination of service for any reason other than disability, death, retirement or for cause, stock options will be exercisable only as to those shares that were immediately exercisable by the participant at the date of termination and only for three months following termination and any restricted stock award and restricted stock unit that has not vested as of the date of termination of service will expire and be forfeited. In the event of termination of service for cause, all stock options that have not been exercised and all restricted stock awards and restricted stock units granted to a participant that have not vested will expire and be forfeited. In the event of termination of service due to disability or death, all stock options subject to an outstanding award will be exercisable, whether or not then exercisable, and all restricted stock awards and restricted stock units will vest as to all shares subject to an outstanding award, whether or not otherwise immediately vested, at the date of termination of service. Stock options may be exercised for one year following termination of service due to death or disability or the remaining term of the stock option, if less. In the event of termination of service due to retirement, a participant’s vested stock options will be exercisable for one year following termination of service, provided that no stock option shall be eligible for treatment as an incentive stock option in the event the stock option is exercised more than three months following termination of service due to retirement and any stock option, restricted stock award or restricted stock unit that has not vested as of the date of termination of service shall expire and be forfeited.

Change in Control

Unless otherwise determined by the Committee and stated in an award agreement, upon the occurrence of an involuntary termination without cause at or following a change in control of the Company, all outstanding options then held by a participant will become fully exercisable (subject to the expiration provisions otherwise applicable to the stock option). All stock options may be exercised for a period of one year following the participant’s involuntary termination, provided, however, that no stock option shall be eligible for treatment as an incentive stock option in the event the stock option is exercised more than three months following involuntary termination on or after a change in control. At the time of involuntary termination of employment or service without cause at or following a change in control, all restricted stock awards and restricted stock units shall be fully earned and vested. Any outstanding unvested awards will be deemed earned and shall vest if not assumed by a successor entity.

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For purposes of the 2017 Equity Incentive Plan, a change in control occurs when: (a) the Company or Cincinnati Federal merges into or consolidates with another entity, or merges another entity into the Company or Cincinnati Federal, and as a result, less than a majority of the combined voting power of the resulting entity immediately after the merger or consolidation is held by persons who were stockholders of the Company or Cincinnati Federal immediately before the merger or consolidation; (b) a person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or Cincinnati Federal’s voting securities; provided, however, this clause (b) shall not apply to beneficial ownership of voting securities held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding voting securities; (c) during any period of two consecutive years, individuals who constitute the Company’s or Cincinnati Federal’s Board of Directors at the beginning of the two-year period cease for any reason to constitute at least a majority of such Board of Directors; provided, however, that for purposes of this clause (c), each director who is first elected by the Board (or first nominated by the Board of Directors for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or Cincinnati Federal or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or (d) the Company or Cincinnati Federal sells to a third party all or substantially all of its assets. Notwithstanding the foregoing, in the event an award constitutes deferred compensation under Section 409A of the Internal Revenue Code, then with respect to such award, a change in control shall be defined as required under that Section. Notwithstanding the foregoing, a reorganization of CF Mutual Holding Company, Cincinnati Bancorp and Cincinnati Federal as part of a “second-step” conversion transaction will not constitute a change in control.

In the event of a change in control, any performance measure attached to a performance award under the 2017 Equity Incentive Plan shall be deemed satisfied at the “target level” as of the date of the change in control, unless the data supports and the Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the change in control, in which case the performance awards will vest at such higher level.

Forfeiture and Clawbacks

The Committee may specify in an award agreement that rights, payments and benefits with respect to an award may be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, including termination of employment for cause; termination of the participant’s provision of services to the Company or any subsidiary; violation of material policies of the Company or any subsidiary; breach of noncompetition, confidentiality or other restrictive covenants that may apply to the participant; or other conduct of the participant that is detrimental to the business or reputation of the Company or any subsidiary.

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under federal securities laws, any participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or Section 954 of the Dodd Frank Act shall reimburse the Company the amount of any payment in settlement of an award earned or accrued during the twelve-month period following the first public issuance or filing with the Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement. In addition, awards granted under the 2017 Equity Incentive Plan are subject to any clawback policy adopted by the Board of Directors from time to time.

Automatic Exercise

In the sole discretion of the Committee, any stock options that are exercisable but unexercised as of the day immediately preceding the tenth anniversary of the grant date may be automatically exercised in certain circumstances set forth in the 2017 Equity Incentive Plan and in accordance with procedures established by the Committee.

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Amendment and Termination

The Board of Directors may, at any time, amend or terminate the 2017 Equity Incentive Plan or any award granted under the 2017 Equity Incentive Plan, provided that, except as provided in the 2017 Equity Incentive Plan, no amendment or termination may adversely impair the rights of a participant or beneficiary under an award without the participant’s (or affected beneficiary’s) written consent. The Board of Directors may not amend the 2017 Equity Incentive Plan to materially increase the benefits accruing to participants under the 2017 Equity Incentive Plan, materially increase the aggregate number of securities that may be issued under the 2017 Equity Incentive Plan (other than as provided in the plan), or materially modify the requirements for participation in the 2017 Equity Incentive Plan, without stockholder approval. Notwithstanding the foregoing, the Committee may amend the 2017 Equity Incentive Plan or any award agreement, to take effect retroactively or otherwise, to conform the 2017 Equity Incentive Plan or the award agreement to current or future law or to avoid an accounting treatment resulting from an accounting pronouncement or interpretation issued by the Securities and Exchange Commission or Financial Accounting Standards Board (“FASB”) after the adoption of the 2017 Equity Incentive Plan or the making of the award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company.

Duration of Plan

The 2017 Equity Incentive Plan will become effective upon the approval by the stockholders at this annual meeting. The 2017 Equity Incentive Plan will remain in effect as long as any awards under it are outstanding; however, no award may be granted under the 2017 Equity Incentive Plan on or after the 10-year anniversary of the effective date of the 2017 Equity Incentive Plan. At any time, the Board of Directors may terminate the 2017 Equity Incentive Plan. However, any termination of the 2017 Equity Incentive Plan will not affect outstanding awards.

Federal Income Tax Considerations

The following is a summary of the federal income tax consequences that may arise in conjunction with participation in the 2017 Equity Incentive Plan.

Non-Qualified Stock Options. The grant of a non-qualified option will not result in taxable income to the participant. Except as described below, the participant will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the shares acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant provided the participant was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months before the date of exercise (one year before the date of exercise if the participant is disabled, as that term is defined in the Internal Revenue Code).

The excess of the fair market value of the shares at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised. For purposes of determining the participant’s alternative minimum tax liability for the year of disposition of the shares acquired pursuant to the incentive stock option exercise, the participant will have a basis in those shares equal to the fair market value of the shares at the time of exercise.

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If the participant does not sell or otherwise dispose of the shares within two years from the date of the grant of the incentive stock option or within one year after the exercise of such stock option, then, upon disposition of such shares, any amount realized in excess of the exercise price will be taxed as a capital gain. A capital loss will be recognized to the extent that the amount realized is less than the exercise price.

If the foregoing holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the shares on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be a capital gain. If the amount realized is less than the exercise price, the participant will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.

Restricted Stock. A participant who has been granted a restricted stock award will not realize taxable income at the time of grant, provided that that the stock subject to the award is not delivered at the time of grant, or if the stock is delivered, it is subject to restrictions that constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon the later of delivery or vesting of shares subject to an award, the holder will realize ordinary income in an amount equal to the then fair market value of those shares and the Company will be entitled to a corresponding deduction for tax purposes. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of delivery or vesting. Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the participant and the Company will be entitled to a corresponding deduction for tax purposes. A participant who makes an election under Section 83(b) of the Internal Revenue Code will include the full fair market value of the restricted stock award in taxable income in the year of grant at the grant date fair market value.

Restricted Stock Units. A participant who has been granted a restricted stock unit will not realize taxable income as long as the award remains in the form of a restricted stock unit. When the restricted stock unit is extinguished and a stock award is issued, the tax consequences for restricted stock awards (see paragraph above) will be realized. If, in the sole discretion of the Committee, the restricted stock unit is converted to a cash amount and distributed, the participant will recognize income at the time of distribution equal to the cash received. A restricted stock unit does not have voting rights or dividend rights. Since no stock is transferred to the participant on the grant date of the restricted stock unit, an election to have the restricted stock unit taxed at the grant date cannot be made since Section 83(b) of the Internal Revenue Code requires a transfer of stock.

Withholding of Taxes. The Company may withhold amounts from participants to satisfy withholding tax requirements. Except as otherwise provided by the Committee, participants may have shares withheld from awards to satisfy the maximum tax withholding requirements.

Change in Control. Any acceleration of the vesting or payment of awards under the 2017 Equity Incentive Plan in the event of a change in control or termination of service following a change in control may cause part or all of the consideration involved to be treated as an “excess parachute payment” under the Internal Revenue Code, which may subject the participant to a 20% excise tax and preclude deduction by the Company.

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Deduction Limits. Section 162(m) of the Internal Revenue Code generally limits a company’s ability to deduct for tax purposes compensation in excess of $1.0 million per year for its chief executive officer and the two other most highly compensated executive officers named in the summary compensation table of the Company’s annual proxy statement in accordance with the Securities Exchange Act of 1934 (“covered employees”). Restricted stock awards, other than performance-based restricted stock awards, and other awards that are not subject to performance goals may be subject to this deduction limit if income recognized on the awards plus other compensation of the executive that is subject to the limit exceeds $1.0 million. “Qualified performance-based compensation” is not subject to this limit and is fully deductible by the Company. “Qualified performance-based compensation” is compensation that is subject to a number of requirements such as stockholder approval of possible performance goals, and objective quantification of those goals in advance. Stock options available for award under the 2017 Equity Incentive Plan will be considered “qualified performance-based compensation” even if such awards vest solely due to the passage of time during the performance of services. Accordingly, if an award is not exempt from Section 162(m), income recognized on such award by a covered employee will be subject to the $1.0 million deduction limit on compensation.

In the case of performance-based awards granted to a covered employee that are not distributed until after the covered employee’s retirement or other termination of employment, the $1.0 million deduction limit will not apply and the award will be fully deductible. Performance awards may provide for accelerated vesting upon death, disability, or a change in control and still be considered exempt from the $1.0 million deduction limit. The 2017 Equity Incentive Plan is designed so that stock options and performance-based restricted stock awards that are subject to performance goals may qualify as qualified performance-based compensation that is not subject to the $1.0 million deduction limit. The Company expects that the Committee will take these deduction limits into account in setting the size and the terms and conditions of awards. However, the Committee may decide to grant awards that result in executive compensation that exceeds the deduction limit.

Tax Advice. The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the 2017 Equity Incentive Plan. A participant may also be subject to state and local taxes in connection with the grant of awards under the 2017 Equity Incentive Plan. The Company suggests that participants consult with their individual tax advisors to determine the applicability of the tax rules to the awards granted to them in their personal circumstances.

Accounting Treatment

Under FASB ASC Topic 718, the Company is required to recognize compensation expense on its income statement over the requisite service period or performance period based on the grant date fair value of stock options and other equity-based compensation (such as restricted stock).

Awards to be Granted

The Board of Directors has adopted the 2017 Equity Incentive Plan. If the 2017 Equity Incentive Plan is approved by stockholders, the Committee intends to meet promptly after stockholder approval to determine the specific terms of the awards, including the allocation of awards to executive officers, employees, non-employee and directors, if applicable. At the present time, no specific determination has been made as to the grant or allocation of awards.

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Item 3 — Ratification of Appointment of Independent Registered Public Accounting Firm

BKD, LLP served as the Company’s independent registered public accounting firm for the 2016 fiscal year. The Audit Committee of the Board of Directors has appointed BKD, LLP to serve as the Company’s independent registered public accounting firm for the 2017 fiscal year, subject to ratification by stockholders. A representative of BKD, LLP is expected to be present at the annual meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should he desire to do so.

If the appointment of the independent registered public accounting firm is not ratified by a majority of the votes cast by stockholders at the annual meeting, the Audit Committee of the Board of Directors will consider other independent registered public accounting firms.

The Board of Directors unanimously recommends that stockholders vote “FOR” the ratification of the appointment of BKD, LLP to serve as the Company’s independent registered public accounting firm.

Audit Fees. The following table sets forth the fees that BKD, LLP billed to the Company for the fiscal years ended December 31, 2016 and 2015.

	2016	2015
Audit Fees (1)	$64,800	$66,000
Audit-Related Fees (2)	─	151,880
Tax Fees (3)	8,200	6,400
All Other Fees	─	13,295

(1)	Consists of fees for professional services rendered for the audit of the consolidated financial statements included in the Annual Report on Form 10-K, for the review of financial statements included in the Quarterly Reports on Form 10-Q and for services normally provided by the independent auditor in connection with statutory and regulatory filings or engagements.
(2)	In 2016, consist of fees related to reviews of the Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q. In 2015, consist of fees related to reviews of the Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q and fees related to the Registration Statement on Form S-1 filed in connection with the initial public offering.
(3)	Consists of fees for compliance tax services, including tax planning and advice and preparation of tax returns.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm. The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. This approval process ensures that the firm does not provide any non-audit service to the Company that is prohibited by law or regulation.

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Executive Compensation

Summary Compensation Table

The following information is furnished for the principal executive officer, the principal financial officer and the other executive officers of the Company whose total compensation exceeded $100,000 for the fiscal year ended December 31, 2016. Messrs. Bunke, Brinkman and Meyers are sometimes referred to in this proxy statement as the “named executive officers.”

Name and Principal Position	Year	Salary	Bonus	All Other Compensation		Total
Joseph V. Bunke	2016	$125,326	$13,750	$7,481	(1)	$146,557
President	2015	122,208	12,590	8,665		143,463

Herbert C. Brinkman	2016	$131,234	$17,400	$7,725	(2)	$156,358
Senior Vice President and Chief Financial Officer	2015	127,875	17,590	8,291		153,756

Gregory W. Myers	2016	$140,324	$13,750	$7,951	(3)	$162,035
Senior Vice President and Chief Lending Officer	2015	136,106	12,590	9,212		157,908

(1)	Consists of employer matching contributions to 401(k) plan ($5,568), employer paid life insurance premiums ($895) and employer paid long term disability insurance premiums ($1,013).
(2)	Consists of employer matching contributions to the 401(k) plan ($5,946), employer paid life insurance premiums ($750) and employer paid long term disability insurance premiums ($1,029).
(3)	Consists of employer matching contributions to the 401(k) plan ($6,164), employer paid life insurance premiums ($730) and employer paid long term disability insurance premiums ($1,057).

Employment Agreement

Cincinnati Federal entered into an employment agreement with Gregory W. Meyers on May 28, 2013. The current term of the employment agreement expires on May 28, 2019. The employment agreement sets forth the duties and responsibilities of Mr. Meyers and provides Mr. Meyers with a base salary and other employee benefits. The current base salary of Mr. Meyers is $140,334.

We may terminate Mr. Meyers’ employment at any time during the term of the employment agreement. Mr. Meyers will have no right to receive any compensation or other benefits for any period following after his termination of employment if we terminate his employment for “Just Cause” (as defined in the agreement). If, in connection with or within one year of a change in control of Cincinnati Federal, we terminate Mr. Meyers’ employment for any reason other than Just Cause or if Mr. Meyers elects to terminate his employment, we will pay him an amount equal to three times his “average annual compensation” (as that term is used for purposes of Section 280G of the Internal Revenue Code of 1986, as amended). Mr. Meyers will also be eligible for continued coverage under our group health, hospitalization and disability plans at our expense until the earlier of (i) the end of the term of the employment agreement or (ii) the date on which he becomes covered under another employer’s plan providing comparable coverage. If we terminate Mr. Meyers employment during the term of the employment agreement for reasons other than Just Cause and outside of a change in control of Cincinnati Federal, we will pay him his monthly base salary for the remaining term of the agreement and continue to provide him with coverage under our group health, hospitalization and disability plans at our expense until the earlier of (i) the first anniversary of his termination of employment or (ii) the date on which he becomes covered under another employer’s plan providing comparable coverage. If Mr. Meyers dies during the term of the employment agreement, we will pay his estate the compensation otherwise due him through the end of the calendar month in which his death occurs.

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Other Information Relating to Directors and Executive Officers

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities Exchange Commission. Executive officers, directors and greater than 10% stockholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.

Based solely on its review of the copies of the reports it has received and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers, directors and greater than 10% beneficial owners has complied with applicable reporting requirements for transactions in Company common stock during the fiscal year ended December 31, 2016.

Transactions with Related Persons

Loans and Extensions of Credit. Federal securities laws generally prohibits publicly traded companies from making loans to their executive officers and directors, but it contains a specific exemption from such prohibition for loans made by federally insured financial institutions, such as Cincinnati Federal, to their executive officers and directors in compliance with federal banking regulations. Federal regulations permit executive officers and directors to receive the same terms that are widely available to other employees as long as the director or executive officer is not given preferential treatment compared to the other participating employees. Cincinnati Federal makes loans to its employees, other than senior management and directors, through an employee loan program pursuant to which loans were made at a reduced rate. The reduced rate is 0.25% below the interest rate offered to the public on fixed-rate loans. The margin on adjustable-rate loans is also reduced by 0.25%.

Cincinnati Federal does not generally make loans to its executive officers and directors. A mortgage loan may be made to an insider provided it is collateralized using their primary residence and the loan must be sold in the secondary mortgage market at prevailing terms and conditions. Cincinnati Federal is in compliance with federal regulations with respect to its loans and extensions of credit to executive officers and directors.

Other Transactions. Harold L. Anness is an attorney with the law firm of Griffin, Fletcher & Herndon LLP (“GF&H”) and an employee of Lawyers Title of Cincinnati, Inc. (“Lawyers Title”). GF&H serves as outside general counsel to Cincinnati Federal and provides loan closing services to borrowers of Cincinnati Federal who elect to use its services. Lawyers Title provides loan closing, escrow and title insurance services to borrowers of Cincinnati Federal who elect to use its services. Lawyers Title and GF&H are related entities. During the fiscal year ended December 31, 2016, Cincinnati Federal paid $11,758 in legal fees and expenses to GF&H for foreclosure services and other legal services rendered to Cincinnati Federal. During the fiscal year ended December 31, 2016, borrowers of Cincinnati Federal paid $85,879 in fees and expenses to GF&H and $242,554 in fees and expenses to Lawyers Title.

Mr. Anness owns 10% of RB Title Agency, LLC (“RB Title”). RB Title provides loan closing, escrow and title insurance services to borrowers of Cincinnati Federal who elect to use its services. Borrowers of Cincinnati Federal paid $16,416 in fees and expenses to RB Title during the fiscal year ended December 31, 2016.

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Submission of STOCKHOLDER Business Proposals and Nominations

The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 14, 2017. If next year’s annual meeting is held on a date that is more than 30 calendar days from May 25, 2018, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation materials for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the Securities and Exchange Commission.

Pursuant to the Company’s Bylaws, in order for a stockholder to properly bring business before an annual meeting, the stockholder must give written notice to the Secretary of the Company not less than five days before the date of the annual meeting. The notice must set forth as to each matter the stockholder proposes to bring before the annual meeting (i) a brief description of the proposal desired to be brought before the annual meeting and (ii) the business, as well as the name and address of such stockholder and the class and number of shares of the Company’s stock that are owned of record by such stockholder. No other proposal shall be acted upon at the annual meeting. A stockholder may make any other proposal at the annual meeting and the same may be discussed and considered, but unless stated in writing and filed with the Secretary at least five days before the annual meeting, the proposal will be laid over for action at an adjourned, special or annual meeting taking place 30 days or more thereafter.

In order for a stockholder to properly propose a nominee to the Board of Directors at an annual meeting, the stockholder must give written notice to the Secretary of the Company not less than five days before the date of the annual meeting. The notice must set forth: (A) as to each person whom the stockholder proposes to nominate for election or reelection as a director, (i) the name, age, business address and residence address of such person, (ii) the principal occupation or employment of such person, and (iii) such person’s written consent to serve as a director, if elected; and (B) as to the stockholder giving the notice, (i) the name and address of such stockholder and (ii) the class and number of shares of the Company’s stock that are owned of record by such stockholder.

STOCKholder Communications

The Company encourages stockholders to communicate with the Board of Directors and/or individual directors. Stockholders who wish to communicate with the Board of Directors or an individual director should do so in writing to Cincinnati Bancorp, Inc., 6581 Harrison Avenue, Cincinnati, Ohio 45247. Communications regarding financial or accounting policies may be made in writing to the Chairperson of the Audit Committee, at the same address. All other communications should be sent in writing to the attention of the Chairperson of the Nominating and Corporate Governance Committee at the same address.

Miscellaneous

The Company will pay the cost of this proxy solicitation and will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses they incur in sending proxy materials to the beneficial owners of Company common stock. In addition to soliciting proxies by mail, directors, officers and regular employees of the Company may solicit proxies personally or by telephone without receiving additional compensation.

The Company’s Annual Report on Form 10-K is included with this proxy statement. Any stockholder who has not received a copy of the Form 10-K may obtain a copy by writing to the Corporate Secretary of the Company or by accessing a copy online. See “Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on May 25, 2017.” The Form 10-K is not to be treated as part of the proxy solicitation material or as having been incorporated in this proxy statement by reference.

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Whether or not you plan to attend the annual meeting, please vote by marking, signing, dating and promptly returning a proxy card or by voting via the Internet or by telephone.

BY ORDER OF THE BOARD OF DIRECTORS

Harold L. Anness
Corporate Secretary

Cincinnati, Ohio

April 13, 2017

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Appendix A

CINCINNATI BANCORP

2017 EQUITY INCENTIVE PLAN

ARTICLE 1 – GENERAL

Section 1.1           Purpose, Effective Date and Term. The purpose of the Cincinnati Bancorp 2017 Equity Incentive Plan (the “Plan”) is to promote the long-term financial success of Cincinnati Bancorp (the “Company”), and its Subsidiaries, including Cincinnati Federal (the “Bank”), by providing a means to attract, retain and reward individuals who contribute to such success and to further align their interests with those of the Company’s stockholders through the ownership of additional common stock of the Company. The “Effective Date” of the Plan shall be the date the Plan satisfies the applicable stockholder approval requirements. The Plan shall remain in effect as long as any Awards are outstanding; provided, however, that no Awards may be granted under the Plan after the day immediately before the ten-year anniversary of the Effective Date.

Section 1.2           Administration. The Plan shall be administered by the Board of Directors or by Compensation Committee of the Board of Directors (the “Committee”), in accordance with Section 5.1.

Section 1.3           Participation. Each Employee or Director of the Company or any Subsidiary who is granted an Award in accordance with the terms of the Plan shall be a Participant in the Plan.  The grant of Awards shall be limited to Employees and Directors of the Company or any Subsidiary.

Section 1.4           Definitions. Capitalized terms used in this Plan are defined in Article 8 and elsewhere in this Plan.

ARTICLE 2 - AWARDS

Section 2.1           General. Any Award under the Plan may be granted singularly or in combination with another Award (or Awards).  Each Award under the Plan shall be subject to the terms and conditions of the Plan and any additional terms, conditions, limitations and restrictions as the Committee shall provide with respect to the Award and as evidenced in the Award Agreement.  Subject to the provisions of Section 2.8, an Award may be granted as an alternative to or replacement of an existing Award under the Plan or any other plan of the Company or any Subsidiary or as the form of payment for grants or rights earned or due under any other compensation plan or arrangement of the Company or any Subsidiary, including without limitation the plan of any entity acquired by the Company or any Subsidiary.  The types of Awards that may be granted under the Plan include:

(a)          Stock Options.  A Stock Option means a grant under Section 2.2 that represents the right to purchase shares of Stock at an Exercise Price established by the Committee.  Any Stock Option may be either an Incentive Stock Option (an “ISO”) that is intended to satisfy the requirements applicable to an “Incentive Stock Option” described in Code Section 422(b), or a Non-Qualified Stock Option (a “Non-Qualified Option”) that is not intended to be an ISO; provided, however, that no ISOs may be granted: (i) after the day immediately before the ten-year anniversary of the Effective Date or the date the Plan is approved by the Board of Directors, whichever is earlier; or (ii)  to a non-Employee.  Unless otherwise specifically provided by its terms, any Stock Option granted to an Employee under this Plan shall be an ISO to the maximum extent permitted. Any ISO granted under this Plan that does not qualify as an ISO for any reason (whether at the time of grant or as the result of a subsequent event) shall be deemed to be a Non-Qualified Option. In addition, any ISO granted under this Plan may be unilaterally modified by the Committee to disqualify such Stock Option from ISO treatment such that it shall become a Non-Qualified Option; provided, however, that any such modification shall be ineffective if it causes the Award to be subject to Code Section 409A (unless, as modified, the Award complies with Code Section 409A).

A-1

(b)          Restricted Stock Awards.  A Restricted Stock Award means a grant of shares of Stock under Section 2.3 for no consideration or such minimum consideration as may be required by applicable law, either alone or in addition to other Awards granted under the Plan, subject to a vesting schedule or the satisfaction of market conditions or performance conditions.

(c)          Restricted Stock Units. A Restricted Stock Unit means a grant under Section 2.4 denominated in shares of Stock that is similar to a Restricted Stock Award except no shares of Stock are actually awarded on the date of grant of a Restricted Stock Unit. A Restricted Stock Unit is subject to a vesting schedule or the satisfaction of market conditions or performance conditions and shall be settled in shares of Stock, provided, however, that in the sole discretion of the Committee, determined at the time of settlement, a Restricted Stock Unit may be settled in cash based on the Fair Market Value of a share of the Stock multiplied by the number of Restricted Stock Units being settled.

(d)          Performance Awards. A Performance Award means an Award under Section 2.5 that is granted and will vest upon the achievement of one or more specified performance measures set forth in Section 2.5. A Performance Award may or may not be intended to satisfy the requirements of Code Section 162(m).

Section 2.2           Stock Options.

(a)          Grant of Stock Options. Each Stock Option shall be evidenced by an Award Agreement that shall: (i) specify the number of Stock Options covered by the Award; (ii) specify the date of grant of the Stock Option; (iii) specify the vesting period or conditions to vesting; and (iv) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service, as the Committee may, in its discretion, prescribe.

(b)          Terms and Conditions. A Stock Option shall be exercisable in accordance with such terms and conditions and during such periods as may be established by the Committee. In no event, however, shall a Stock Option expire later than ten (10) years after the date of its grant (or five (5) years with respect to ISOs granted to an Employee who is a 10% Stockholder).  The Exercise Price of each Stock Option shall not be less than 100% of the Fair Market Value of a share of Stock on the date of grant (or, if greater, the par value of a share of Stock); provided, however, that the Exercise Price of an ISO shall not be less than 110% of Fair Market Value of a share of Stock on the date of grant if granted to a 10% Stockholder; provided further, that the Exercise Price may be higher or lower in the case of Stock Options granted or exchanged in replacement of existing Awards held by an Employee or Director of, or service provider to, an acquired entity.  The payment of the Exercise Price of a Stock Option shall be by cash or, subject to limitations imposed by applicable law, by such other means as the Committee may from time to time permit, including: (i) by tendering, either actually or constructively by attestation, shares of Stock valued at Fair Market Value as of the day of exercise; (ii) by irrevocably authorizing a third party, acceptable to the Committee, to sell shares of Stock (or a sufficient portion of the shares) acquired upon exercise of the Stock Option and to remit to the Company a sufficient portion of the sale proceeds to pay the entire Exercise Price and any tax withholding resulting from such exercise; (iii) by a net settlement of the Stock Option, using a portion of the shares obtained on exercise in payment of the Exercise Price of the Stock Option (and if applicable, any minimum required tax withholding); (iv) by personal, certified or cashier’s check; (v) by other property deemed acceptable by the Committee; or (vi) by any combination thereof. The total number of shares that may be acquired upon the exercise of a Stock Option shall be rounded down to the nearest whole share, with cash-in-lieu paid by the Company, at its discretion, for the value of any fractional share.

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(c)          Prohibition of Cash Buy-Outs of Underwater Stock Options. Under no circumstances will any underwater Stock Options which were granted under the Plan be bought back by the Company without stockholder approval.

Section 2.3           Restricted Stock.

(a)          Grant of Restricted Stock. Each Restricted Stock Award shall be evidenced by an Award Agreement that shall: (i) specify the number of shares of Stock covered by the Restricted Stock Award; (ii) specify the date of grant of the Restricted Stock Award; (iii) specify the vesting period; and (iv) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Service. All Restricted Stock Awards shall be in the form of issued and outstanding shares of Stock that, at the discretion of the Committee, shall be either: (x) registered in the name of the Participant and held by or on behalf of the Company, together with a stock power executed by the Participant in favor of the Company, pending the vesting or forfeiture of the Restricted Stock; or (y) registered in the name of, and delivered to, the Participant. In any event, the certificates evidencing the Restricted Stock Award shall at all times before the applicable vesting date bear the following legend:

The Stock evidenced hereby is subject to the terms of an Award Agreement with Cincinnati Bancorp dated [Date], made pursuant to the terms of the Cincinnati Bancorp 2017 Equity Incentive Plan, copies of which are on file at the executive offices of Cincinnati Bancorp, and may not be sold, encumbered, hypothecated or otherwise transferred except in accordance with the terms of the Plan and Award Agreement, or such other restrictive legend as the Committee, in its discretion, may specify. Notwithstanding the foregoing, the Company may in its sole discretion issue Restricted Stock in any other approved format (e.g., electronically) in order to facilitate the paperless transfer of such Awards. In the event Restricted Stock is not issued in certificate form, the Company and the transfer agent shall maintain appropriate bookkeeping entries that evidence Participants’ ownership of the Awards. Restricted Stock that is not issued in certificate form shall be subject to the same terms and conditions of the Plan as certificated shares, including the restrictions on transferability and the provision of a stock power executed by the Participant in favor of the Company, until the satisfaction of the conditions to which the Restricted Stock Award is subject.

(b)          Terms and Conditions.   Each Restricted Stock Award shall be subject to the following terms and conditions:

(i)          Dividends. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, any cash dividends or distributions declared with respect to shares of Stock subject to the Restricted Stock Award shall be immediately distributed to the Participants. Notwithstanding the foregoing, no dividends shall be paid with respect to any Restricted Stock Awards subject to performance-based vesting conditions unless and until the Participant vests in the Restricted Stock Award. Upon the vesting of a performance-based Restricted Stock Award under Section 2.5, any dividends declared but not paid to the Participant during the vesting period shall be paid within thirty (30) days following the vesting date. Any stock dividends declared on shares of Stock subject to a Restricted Stock Award shall be subject to the same restrictions and shall vest at the same time as the shares of Restricted Stock from which the dividends were derived.

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(ii)         Voting Rights. Unless the Committee determines otherwise with respect to any Restricted Stock Award and specifies such determination in the relevant Award Agreement, a Participant shall have voting rights related to the unvested, non-forfeited Restricted Stock and such voting rights shall be exercised by the Participant in his or her discretion.

(iii)        Tender Offers and Merger Elections. Each Participant to whom a Restricted Stock Award is granted shall have the right to respond, or to direct the response, with respect to the related shares of Restricted Stock, to any tender offer, exchange offer, cash/stock merger consideration election or other offer made to, or elections made by, the holders of shares of Stock. Such a direction for any the shares of Restricted Stock shall be given by proxy or ballot (if the Participant is the beneficial owner of the shares of Restricted Stock for voting purposes) or by completing and filing, with the inspector of elections, the trustee or such other person who shall be independent of the Company as the Committee shall designate in the direction (if the Participant is not such a beneficial owner), a written direction in the form and manner prescribed by the Committee. If no direction is given, then the shares of Restricted Stock shall not be tendered.

(iv)        The Committee may, in connection with the grant of Restricted Stock Awards, designate them as “qualified performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a). Regardless of whether Restricted Stock Awards are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Awards (including without limitation any applicable performance measures) need not be the same with respect to each recipient.

Section 2.4           Restricted Stock Units.

(a)            Grant of Restricted Stock Unit Awards.  Each Restricted Stock Unit shall be evidenced by an Award Agreement which shall: (i) specify the number of Restricted Stock Units covered by the Award; (ii) specify the date of grant of the Restricted Stock Units; (iii) specify the vesting period or market conditions or performance conditions that must be satisfied in order to vest in the Award; and (iv) contain any other terms and conditions not inconsistent with the Plan, including the effect of termination of a Participant’s employment or Services. Restricted Stock Unit Awards shall be paid in shares of Stock, or in the sole discretion of the Committee determined at the time of settlement, in cash or a combination of cash and shares of Stock.

(b)            Terms and Conditions. Each Restricted Stock Unit Award shall be subject to the following terms and conditions:

(i)          A Restricted Stock Unit Award shall be similar to a Restricted Stock Award except that no shares of Stock are actually awarded to the recipient on the date of grant. Each Restricted Stock Unit shall be evidenced by an Award Agreement that shall specify the Restriction Period, the number of Restricted Stock Units granted, and such other provisions, including the effect of termination of a Participant’s employment or Service, as the Committee shall determine. The Committee shall impose any other conditions and/or restrictions on any Restricted Stock Unit Award granted pursuant to the Plan as it may deem advisable, including, without limitation, a requirement that Participants pay a stipulated purchase price for each Restricted Stock Unit, time-based restrictions and vesting following the attainment of performance measures set forth in Section 2.5(a) hereof, restrictions under applicable laws or under the requirements of any Exchange or market upon which such shares may be listed, or holding requirements or sale restrictions placed by the Company upon vesting of such Restricted Stock Units.

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(ii)         The Committee may, in connection with the grant of Restricted Stock Units, designate them as “qualified performance based compensation” within the meaning of Code Section 162(m), in which event it shall condition the vesting thereof upon the attainment of one or more performance measures set forth in Section 2.5(a) hereof. Regardless of whether Restricted Stock Units are subject to the attainment of one or more performance measures, the Committee may also condition the vesting thereof upon the continued Service of the Participant. The conditions for grant or vesting and the other provisions of Restricted Stock Units (including without limitation any applicable performance measures) need not be the same with respect to each recipient. An Award of Restricted Stock Units shall be settled as and when the Restricted Stock Units vest or, in the case of Restricted Stock Units subject to performance measures, after the Committee has determined that the performance goals have been satisfied.

(iii)        Subject to the provisions of the Plan and the applicable Award Agreement, during the period, if any, set by the Committee, commencing with the date of such Restricted Stock Unit for which the Participant’s continued Service is required (the “Restriction Period”), and until the later of (A) the expiration of the Restriction Period and (B) the date the applicable performance measures (if any) are satisfied, the Participant shall not be permitted to sell, assign, transfer, pledge or otherwise encumber Restricted Stock Units.

(iv)        A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. No dividends shall be paid on Restricted Stock Units. In the sole discretion of the Committee, exercised at the time of grant, Dividend Equivalent Rights may be paid on Restricted Stock Units. If a Restricted Stock Unit is intended to be qualified performance-based compensation in accordance with Code Section 162(m), payment of Dividend Equivalent Rights to the Award recipient will be conditioned on the satisfaction of the performance criteria. In such case, the Dividend Equivalent Right shall be paid at the same time as the shares subject to such Restricted Stock Unit are distributed to the Participant.

Section 2.5           Performance Awards. The vesting of a Performance Award consisting of a Restricted Stock Award or a Restricted Stock Unit Award that is intended to be “qualified performance-based compensation” within the meaning of Code Section 162(m) shall be conditioned on the achievement of one or more objective performance measures set forth in sub-section (a) below, as may be determined by the Committee. The grant of any Performance Award and the establishment of performance measures that are intended to be qualified performance-based compensation shall be made during the period required under Code Section 162(m) and shall comply with all applicable requirements of that Code Section. At the discretion of the Committee, the vesting of any Stock Option also may be subject to the achievement of one or more objective performance measures, although such performance-based vesting is not necessary to satisfy the requirement of Code Section 162(m) with respect to Stock Options. Notwithstanding anything herein to the contrary, in the discretion of the Committee, Performance Awards that do not comply with the requirements of Code Section 162(m) may be granted to Covered Employees and/or to persons other than Covered Employees.

(a)          Performance Measures.  If intended to be qualified performance-based compensation pursuant to Code Section 162(m), the performance measures must be based on any one or more of the following:

(i)	book value or tangible book value per share;

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(ii)	basic earnings per share;

(iii)	basic cash earnings per share;

(iv)	diluted earnings per share;

(v)	diluted cash earnings per share;

(vi)	return on equity;

(vii)	net income or net income before taxes;

(viii)	cash earnings;

(ix)	net interest income;

(x)	non-interest income;

(xi)	non-interest expense to average assets ratio;

(xii)	cash general and administrative expense to average assets ratio;

(xiii)	efficiency ratio;

(xiv)	cash efficiency ratio;

(xv)	return on average assets;

(xvi)	cash return on average assets;

(xvii)	return on average stockholders’ equity;

(xviii)	cash return on average stockholders’ equity;

(xix)	return on average tangible stockholders’ equity;

(xx)	cash return on average tangible stockholders’ equity;

(xxi)	core earnings;

(xxii)	operating income;

(xxiii)	operating efficiency ratio;

(xxiv)	net interest rate margin or net interest rate spread;

(xxv)	growth in assets, loans, or deposits;

(xxvi)	loan production volume;

(xxvii)	non-performing loans;

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(xxviii)    cash flow;

(xxix)      strategic business objectives, consisting of one or more objectives based upon meeting specified cost targets, business expansion goals, and goals relating to acquisitions or divestitures, or goals relating to capital raising and capital management; or

(xxx)        any combination of the foregoing.

Performance measures may be based on the performance of the Company as a whole or on any one or more Subsidiaries or business units of the Company or a Subsidiary and may be measured relative to a peer group, an index or a business plan and may be considered as absolute measures or changes in measures. The terms of an Award may provide that partial achievement of performance measures may result in partial payment or vesting of the award or that the achievement of the performance measures may be measured over more than one period or fiscal year. In establishing any performance measures, the Committee may provide for the exclusion of the effects of the following items, to the extent the exclusion is set forth in the Participant’s Award Agreement and identified in the audited financial statements of the Company, including footnotes, or in the Management’s Discussion and Analysis section of the Company’s annual report or in the Compensation Discussion and Analysis Section, if any, of the Company’s annual proxy statement: (i) extraordinary, unusual, and/or nonrecurring items of gain or loss; (ii) gains or losses on the disposition of a business; (iii) changes in tax or accounting principles, regulations or laws; or (iv) expenses incurred in connection with a merger, branch acquisition or similar transaction. To the extent not specifically excluded, such effects shall be included in any applicable performance measure.

(b)          Adjustments. Pursuant to this Section 2.5, in certain circumstances the Committee may adjust performance measures; provided, however, no adjustment may be made with respect to an Award that is intended to be qualified performance-based compensation within the meaning of Code Section 162(m), except to the extent the Committee exercises such negative discretion as is permitted under applicable law for purposes of an exception under Code Section 162(m). Subject to the foregoing sentence, if the Committee determines that a change in the business, operations, corporate structure or capital structure of the Company or the manner in which the Company or its Subsidiaries conducts its business or other events or circumstances render current performance measures to be unsuitable, the Committee may modify such performance measures, in whole or in part, as the Committee deems appropriate, provided that no Award intended to be subject to Code Section 162(m) is enhanced as a result of a modified performance measure. Notwithstanding anything to the contrary herein, performance measures relating to any Award hereunder will be modified, to the extent applicable, to reflect a change in the outstanding shares of Stock of the Company by reason of any stock dividend or stock split, or a corporate transaction, such as a merger of the Company into another corporation, any separation of a corporation or any partial or complete liquidation by the Company or a Subsidiary.  If a Participant is promoted, demoted or transferred to a different business unit during a performance period, the Committee may determine that the selected performance measures or applicable performance period are no longer appropriate, in which case, the Committee, in its sole discretion, may: (i) adjust, change or eliminate the performance measures or change the applicable performance period; or (ii) cause to be made a cash payment to the Participant in an amount determined by the Committee.

(c)          Treatment on Retirement. Notwithstanding anything herein to the contrary, no Restricted Stock Award or Restricted Stock Unit that is intended to be considered qualified performance-based compensation under Code Section 162(m) shall be granted under terms that will permit its accelerated vesting upon Retirement or other termination of Service (other than death or Disability or Involuntary Termination at or following a Change in Control). Notwithstanding anything to the contrary herein, in the sole discretion of the Committee exercised at the time of grant of an Award under this Section 2.5, in the event of Retirement of a Participant during the performance period, the Award Agreement may provide for the vesting of all or a portion of such Award, so long as the vesting is not accelerated but shall occur at the end of the performance period, and will be prorated, based on the period of the Participant’s active employment and the level of achievement of the performance measures during the period of the Participant’s active employment.

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Section 2.6           Vesting of Awards. The Committee shall specify the vesting schedule or conditions of each Award. Unless the Committee specifies a different vesting schedule at the time of grant, Awards under the Plan (other than Performance Awards granted under Section 2.5) shall be granted with a vesting rate not exceeding twenty percent (20%) per year, with the first installment vesting no earlier than the one year anniversary of the date of grant. If the right to become vested in an Award under the Plan (including the right to exercise a Stock Option) is conditioned on the completion of a specified period of Service with the Company or its Subsidiaries, without achievement of performance measures or other performance objectives being required as a condition of vesting, and without it being granted in lieu of, or in exchange for, other compensation, then the required period of Service for full vesting shall be determined by the Committee and evidenced in the Award Agreement (subject to acceleration of vesting, to the extent permitted by the Committee or set forth in the Award Agreement, in the event of the Participant’s death, Disability or Involuntary Termination following a Change in Control). Notwithstanding anything to the contrary herein, except to the extent specified in Section 4.1(c), all Awards under the Plan shall be subject to a vesting requirement of at least one year of Service following the grant of the Award unless accelerated due to death, Disability or Involuntary Termination following a Change in Control.

Section 2.7           Deferred Compensation. If any Award would be considered “deferred compensation” as defined under Code Section 409A (“Deferred Compensation”), the Committee reserves the absolute right (including the right to delegate such right) to unilaterally amend the Plan or the Award Agreement, without the consent of the Participant, to maintain exemption from, or to comply with, Code Section 409A. Any amendment by the Committee to the Plan or an Award Agreement pursuant to this Section shall maintain, to the extent practicable, the original intent of the applicable provision without violating Code Section 409A. A Participant’s acceptance of any Award under the Plan constitutes acknowledgement and consent to such rights of the Committee, without further consideration or action. Any discretionary authority retained by the Committee pursuant to the terms of this Plan or pursuant to an Award Agreement shall not be applicable to an Award which is determined to constitute Deferred Compensation, if such discretionary authority would contravene Code Section 409A.

Section 2.8           Prohibition Against Option Repricing.  Except for adjustments pursuant to Section 3.4, and reductions of the Exercise Price approved by the Company’s stockholders, neither the Committee nor the Board of Directors shall have the right or authority to make any adjustment or amendment that reduces or would have the effect of reducing the Exercise Price of a Stock Option previously granted under the Plan, whether through amendment, cancellation (including cancellation in exchange for a cash payment in excess of the Stock Option’s in-the-money value or in exchange for Options or other Awards) or replacement grants, or other means.

Section 2.9.          Effect of Termination of Service on Awards. The Committee shall establish the effect of a Termination of Service on the continuation of rights and benefits available under an Award and, in so doing, may make distinctions based upon, among other things, the cause of Termination of Service and type of Award. Unless otherwise specified by the Committee and set forth in an Award Agreement between the Company and the Participant or as set forth in an employment or severance agreement entered into by and between the Company and/or the Bank and an Employee, the following provisions shall apply to each Award granted under this Plan:

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(a)          Upon a Participant’s Termination of Service for any reason other than due to Disability, death, Retirement or termination for Cause, Stock Options shall be exercisable only as to those shares that were immediately exercisable by such Participant at the date of termination, and Stock Options may be exercised only for a period of three (3) months following termination and any Restricted Stock Award and Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(b)          In the event of a Termination of Service for Cause, all Stock Options granted to a Participant that have not been exercised and all Restricted Stock Awards and Restricted Stock Units granted to a Participant that have not vested shall expire and be forfeited.

(c)          Upon Termination of Service for reason of Disability or death, all Stock Options shall be exercisable as to all shares subject to an outstanding Award, whether or not then exercisable, and all Restricted Stock Awards and Restricted Stock Units shall vest as to all shares subject to an outstanding Award, whether or not otherwise immediately vested, at the date of Termination of Service. Unless the Committee determines otherwise, Stock Options may be exercised for a period of one year following Termination of Service due to death or Disability or the remaining unexpired term of the Stock Option, if less; provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event the Stock Option is exercised more than one year following Termination of Service due to Disability and provided, further, in order to obtain ISO treatment for Stock Options exercised by heirs or devisees of an optionee, the optionee’s death must have occurred while employed or within three months of Termination of Service. Unless the Committee determines otherwise, in the event of Termination of Service due to Retirement, a Participant’s vested Stock Options shall be exercisable for one year following Termination of Service, provided that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three months following Termination of Service due to Retirement, and any Stock Option, Restricted Stock Award or Restricted Stock Unit that has not vested as of the date of Termination of Service shall expire and be forfeited.

(d)          Notwithstanding anything herein to the contrary, no Stock Option shall be exercisable beyond the last day of the original term of the Stock Option.

(e)          Notwithstanding the provisions of this Section 2.9, the effect of a Change in Control on the vesting/exercisability of Stock Options, Restricted Stock Awards and Restricted Stock Units is as set forth in Article 4.

ARTICLE 3 - Shares Subject to Plan

Section 3.1           Available Shares.  The shares of Stock with respect to which Awards may be made under the Plan shall be shares currently authorized but unissued, currently held or, to the extent permitted or required by applicable law or regulation, subsequently acquired by the Company, including shares purchased in the open market or in private transactions.

Section 3.2           Share Limitations.

(a)          Share Reserve. Subject to the following provisions of this Section 3.2, the maximum number of shares of Stock that may be delivered to Participants and their beneficiaries under the Plan shall be equal to 117,940 shares of Stock. The maximum number of shares of Stock that may be delivered pursuant to the exercise of Stock Options (all of which may be granted as ISOs) is 84,243 shares of Stock, which represents 4.9% of the number of shares issued in connection with the mutual holding company reorganization of the Bank and related stock issuance in October, 2015 (the “Reorganization”). The maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units is 33,697 shares of Stock, which represents 1.96% of the number of shares sold in the Reorganization. The aggregate number of shares available for grant under this Plan and the number of shares of Stock subject to outstanding awards shall be subject to adjustment as provided in Section 3.4.

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(b)          Computation of Shares Available. For purposes of this Section 3.2, the number of shares of Stock available for the grant of additional Stock Options, Restricted Stock Awards or Restricted Stock Units shall be reduced by the number of shares of Stock previously granted, subject to the following: to the extent any shares of Stock covered by an Award (including Restricted Stock Awards and Restricted Stock Units) under the Plan are not delivered to a Participant or beneficiary for any reason, including because the Award is forfeited or canceled or because a Stock Option is not exercised, then such shares shall not be deemed to have been delivered for purposes of determining the maximum number of shares of Stock available for delivery under the Plan. To the extent: (i) a Stock Option is exercised by using an actual or constructive exchange of shares of Stock to pay the Exercise Price; or (ii) shares of Stock are withheld to satisfy withholding taxes upon exercise or vesting of an Award granted hereunder; or (iii) shares are withheld to satisfy the exercise price of Stock Options in a net settlement of Stock Options, then the number of shares of Stock available shall be reduced by the gross number of Stock Options exercised rather than by the net number of shares of Stock issued.

Section 3.3           Limitations on Grants to Individuals.

(a)          Stock Options - Employees.  The maximum number of shares of Stock, in the aggregate, that may be covered by a Stock Option granted to any one Employee under the Plan shall be 21,060 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be delivered pursuant Stock Options under Section 3.2.

(b)          Restricted Stock Awards and Restricted Stock Units - Employees. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards and Restricted Stock Units granted to any one Employee Participant under the Plan shall be 8,424 shares, all of which may be granted during any calendar year. This maximum amount represents approximately twenty-five percent (25%) of the maximum number of shares of Stock that may be issued as Restricted Stock Awards and Restricted Stock Units.

(c)          Stock Options - Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Stock Options granted to any one individual non-employee Director under the Plan shall be 4,212 shares, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may not receive more than 25,272 shares all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be delivered pursuant to Stock Options under Section 3.2.

(d)          Restricted Stock Awards and Restricted Stock Units - Directors. The maximum number of shares of Stock, in the aggregate, that may be subject to Restricted Stock Awards or Restricted Stock Units granted to any one individual non-employee Director under the Plan shall be 1,684 shares, all of which may be granted during any calendar year and, in addition, all non-employee Directors, in the aggregate, may not receive more than 10,109 shares, all of which may be granted during any calendar year. These maximum amounts represent approximately five percent (5%) and thirty percent (30%), respectively, of the maximum number of shares of Stock that may be issued as Restricted Stock Awards or Restricted Stock Units.

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(e)          The aggregate number of shares available for grant under this Plan and the number of shares subject to outstanding Awards, including the limit on the number of Awards available for grant under this Plan described in this Section 3.3, shall be subject to adjustment as provided in Section 3.4.

Section 3.4           Corporate Transactions.

(a)          General. In the event any recapitalization, forward or reverse stock split, reorganization, merger, consolidation, spin-off, combination, repurchase, or exchange of shares of Stock or other securities, stock dividend or other special and nonrecurring dividend or distribution (whether in the form of cash, securities or other property), liquidation, dissolution, or other similar corporate transaction or event, affects the shares of Stock such that an adjustment is appropriate in order to prevent dilution or enlargement of the rights of Participants under the Plan and/or under any Award granted under the Plan, then the Committee shall, in an equitable manner, adjust any or all of: (i) the number and kind of securities deemed to be available thereafter for grants of Stock Options, Restricted Stock Awards and Restricted Stock Units in the aggregate to all Participants and individually to any one Participant; (ii) the number and kind of securities that may be delivered or deliverable in respect of outstanding Stock Options, Restricted Stock Awards and Restricted Stock Units; and (iii) the Exercise Price. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Stock Options, Restricted Stock Awards and Restricted Stock Units (including, without limitation, cancellation of Stock Options, Restricted Stock Awards and Restricted Stock Units in exchange for the in-the-money value, if any, of the vested portion thereof, or substitution or exchange of Stock Options, Restricted Stock Awards and Restricted Stock Units using stock of a successor or other entity) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence) affecting the Company or any parent or Subsidiary or the financial statements of the Company or any parent or Subsidiary, or in response to changes in applicable laws, regulations, or accounting principles. Unless otherwise determined by the Committee, any such adjustment to an Award intended to qualify as “qualified performance-based compensation” shall conform to the requirements of Code Section 162(m) and the regulations thereunder then in effect.

(b)          Merger in which Company is Not Surviving Entity. In the event of any merger, consolidation, or other business reorganization (including, but not limited to, a Change in Control) in which the Company is not the surviving entity, unless otherwise determined by the Committee at any time at or after grant and before the consummation of such merger, consolidation or other business reorganization, any Stock Options granted under the Plan which remain outstanding shall be converted into Stock Options to purchase voting common equity securities of the business entity which survives such merger, consolidation or other business reorganization having substantially the same terms and conditions as the outstanding Stock Options under this Plan and reflecting the same economic benefit (as measured by the difference between the aggregate Exercise Price and the value exchanged for outstanding shares of Stock in such merger, consolidation or other business reorganization), all as determined by the Committee before the consummation of such merger; provided, however, that the Committee may, at any time before the consummation of such merger, consolidation or other business reorganization, direct that all, but not less than all, outstanding Stock Options be canceled as of the effective date of such merger, consolidation or other business reorganization in exchange for a cash payment per share of Stock equal to the excess (if any) of the value exchanged for an outstanding share of Stock in such merger, consolidation or other business reorganization over the Exercise Price of the Stock Option being canceled; provided, further, that in the event the Exercise Price of outstanding Stock Options exceed the value to be exchanged for an outstanding share of Stock (an “Underwater Stock Option”) in such merger, consolidation or other business reorganization, the Committee may, in its discretion, cancel and terminate such Underwater Stock Options without the consent of the holder of the Stock Option and without any payment to such holder.

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Section 3.5           Delivery of Shares.  Delivery of shares of Stock or other amounts under the Plan shall be subject to the following:

(a)          Compliance with Applicable Laws.  Notwithstanding any other provision of the Plan, the Company shall have no obligation to deliver any shares of Stock or make any other distribution of benefits under the Plan unless such delivery or distribution complies with all applicable laws (including, the requirements of the Securities Act), and the applicable requirements of any Exchange or similar entity.

(b)          Certificates.  To the extent that the Plan provides for the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any Exchange.

ARTICLE 4 - CHANGE IN CONTROL

Section 4.1           Consequence of a Change in Control. Subject to the provisions of Section 2.6 (relating to vesting and acceleration) and Section 3.4 (relating to the adjustment of shares), and except as otherwise provided in the Plan or as determined by the Committee and set forth in the terms of any Award Agreement or as set forth in an employment, change in control, or severance agreement entered into by and between the Company and/or the Bank and an Employee:

(a)          At the time of a Participant’s Involuntary Termination at or following a Change in Control, all Stock Options then held by the Participant shall become fully earned and exercisable (subject to the expiration provisions otherwise applicable to the Stock Option). All Stock Options may be exercised for a period of one year following the Participant’s Involuntary Termination, provided, however, that no Stock Option shall be eligible for treatment as an ISO in the event such Stock Option is exercised more than three (3) months following such Involuntary Termination. To the extent not specified herein or in the Award Agreement, the Committee shall have the discretion to determine the treatment of outstanding unvested Stock Options, provided, however, that any such Awards will be deemed earned and shall vest if not assumed by a successor entity.

(b)          At the time of a Participant’s Involuntary Termination at or following a Change in Control, all Awards of Restricted Stock and Restricted Stock Units shall become fully earned and vested immediately. Notwithstanding the above, any Awards, the vesting of which are based on satisfaction of performance-based conditions will be vested as specified in subsection (c) hereof.

(c)          In the event of a Change in Control, any performance measure attached to a Performance Award under the Plan shall be deemed satisfied at the “target” level as of the date of the Change in Control, unless the data supports and the Committee certifies, that the performance measures have been achieved at a higher level than target as of the effective date of the Change in Control, in which case, the Performance Award will vest at such higher level.

Section 4.2           Definition of Change in Control. For purposes of this Agreement, the term “Change in Control” shall mean the consummation by the Company or the Bank, in a single transaction or series of related transactions, of any of the following:

(a)          Merger: The Company or the Bank merges into or consolidates with another entity, or merges another bank or corporation into the Company or the Bank, and as a result, less than a majority of the combined voting power of the resulting corporation immediately after the merger or consolidation is held by persons who were stockholders of the Company or the Bank immediately before the merger or consolidation;

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(b)          Acquisition of Significant Share Ownership: A person or persons acting in concert has or have become the beneficial owner of 25% or more of a class of the Company’s or the Bank’s Voting Securities; provided, however, this clause (b) shall not apply to beneficial ownership of the Company’s or the Bank’s voting shares held in a fiduciary capacity by an entity of which the Company directly or indirectly beneficially owns 50% or more of its outstanding Voting Securities;

(c)          Change in Board Composition: During any period of two consecutive years, individuals who constitute the Company’s or the Bank’s board of directors at the beginning of the two-year period cease for any reason to constitute at least a majority of the Company’s or the Bank’s board of directors; provided, however, that for purposes of this clause (c), each director who is first elected by the board (or first nominated by the board for election by the stockholders) by a vote of at least two-thirds (2/3) of the directors who were directors at the beginning of the two-year period shall be deemed to have also been a director at the beginning of such period or who is appointed as a director as a result of a directive, supervisory agreement or order issued by the primary federal regulator of the Company or the Bank or by the Federal Deposit Insurance Corporation shall be deemed to have also been a director at the beginning of such period; or

(d)          Sale of Assets: The Company or the Bank sells to a third party all or substantially all of its assets.

Notwithstanding the foregoing, in the event that an Award constitutes Deferred Compensation, and the settlement of, or distribution of benefits under, such Award is to be triggered solely by a Change in Control, then with respect to such Award, a Change in Control shall be defined as required under Code Section 409A, as in effect at the time of such transaction.

In addition, in no event shall a reorganization of CF Bancorp (i.e., the mutual holding company), the Company and the Bank solely within its corporate structure or a second-step conversion constitute a Change in Control for purposes of the Plan.

ARTICLE 5 - COMMITTEE

Section 5.1           Administration.  The Plan shall be administered by the members of the Compensation Committee of the Company who are Disinterested Board Members. If the Committee consists of fewer than three Disinterested Board Members, then the Board shall appoint to the Committee such additional Disinterested Board Members as shall be necessary to provide for a Committee consisting of at least three Disinterested Board Members. Any members of the Committee who do not qualify as Disinterested Board Members shall abstain from participating in any discussion or decision to make or administer Awards that are made to Participants who at the time of consideration for such Award: (i) are persons subject to the short-swing profit rules of Section 16 of the Exchange Act; or (ii) are reasonably anticipated to be Covered Employees during the term of the Award. The Board of Directors (or if necessary to maintain compliance with the applicable listing standards, those members of the Board of Directors who are “independent directors” under the corporate governance statutes or rules of any national Exchange on which the Company lists, has listed or seeks to list its securities) may, in its discretion, take any action and exercise any power, privilege or discretion conferred on the Committee under the Plan with the same force and effect under the Plan as if done or exercised by the Committee.

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Section 5.2           Powers of Committee.  The administration of the Plan by the Committee shall be subject to the following:

(a)          the Committee will have the authority and discretion to select from among the Company’s and its Subsidiaries’ Employees and Directors those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of shares covered by the Awards, to establish the terms, conditions, features (including automatic exercise in accordance with Section 7.18 hereof), performance criteria, restrictions (including without limitation, provisions relating to non-competition, non-solicitation and confidentiality), and other provisions of such Awards (subject to the restrictions imposed by Article 6), to cancel or suspend Awards and except with respect to Performance Awards intended to be subject to Code Section 162(m), to reduce, eliminate or accelerate any restrictions or vesting requirements applicable to an Award at any time after the grant of the Award or to extend the time period to exercise a Stock Option, provided that such extension is consistent with Code Section 409A.

(b)          The Committee will have the authority and discretion to interpret the Plan, to establish, amend and rescind any rules and regulations relating to the Plan, and to make all other determinations that may be necessary or advisable for the administration of the Plan.

(c)          The Committee will have the authority to define terms not otherwise defined herein.

(d)          Any interpretation of the Plan by the Committee and any decision made by it under the Plan is final and binding on all persons.

(e)          In controlling and managing the operation and administration of the Plan, the Committee shall take action in a manner that conforms to the charter and bylaws of the Company and applicable corporate law.

(f)          The Committee will have the authority to: (i) suspend a Participant’s right to exercise a Stock Option during a blackout period (or similar restricted period) or to exercise in a particular manner (i.e., such as a “cashless exercise” or “broker-assisted exercise”) to the extent that the Committee deems it necessary or in the best interests of the Company in order to comply with the securities laws and regulations issued by the SEC (the “Blackout Period”); and (ii) to extend the period to exercise a Stock Option by a period of time equal to the Blackout Period, provided that such extension does not violate Section 409A of the Code, the Incentive Stock Option requirements or applicable laws and regulations.

Section 5.3           Delegation by Committee.  Except to the extent prohibited by applicable law, the applicable rules of an Exchange upon which the Company lists its shares or the Plan, or as necessary to comply with the exemptive provisions of Rule 16b-3 promulgated under the Exchange Act or Code Section 162(m), the Committee may allocate all or any portion of its responsibilities and powers to any one or more of its members and may delegate all or any part of its responsibilities and powers to any person or persons selected by it, including: (a) delegating to a committee of one or more members of the Board of Directors who are not “outside directors” within the meaning of Code Section 162(m), the authority to grant Awards under the Plan to eligible persons who are not persons with respect to whom the Company wishes to comply with Code Section 162(m); or (b) delegating to a committee of one or more members of the Board of Directors who are not “non-employee directors,” within the meaning of Rule 16b-3, the authority to grant Awards under the Plan to eligible persons who are not then subject to Section 16 of the Exchange Act; or (c) delegating to a committee of one or more members of the Board of Directors who would be eligible to serve on the Compensation Committee of the Company pursuant to the listing requirements imposed by any national securities exchange on which the Company lists, has listed or seeks to list its securities, the authority to grant awards under the Plan.  The acts of such delegates shall be treated hereunder as acts of the Committee and such delegates shall report regularly to the Committee regarding the delegated duties and responsibilities and any Awards so granted. Any such allocation or delegation may be revoked by the Committee at any time.

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Section 5.4           Information to be Furnished to Committee.  As may be permitted by applicable law, the Company and its Subsidiaries shall furnish the Committee with such data and information as the Committee determines may be required for it to discharge its duties.  The records of the Company and its Subsidiaries as to a Participant’s employment, termination of employment, leave of absence, reemployment and compensation shall be conclusive on all persons unless determined by the Committee to be manifestly incorrect.  Subject to applicable law, Participants and other persons entitled to benefits under the Plan must furnish the Committee such evidence, data or information as the Committee considers desirable to carry out the terms of the Plan.

Section 5.5           Committee Action. The Committee shall hold such meetings, and may make such administrative rules and regulations, as it may deem proper. A majority of the members of the Committee shall constitute a quorum, and the action of a majority of the members of the Committee present at a meeting at which a quorum is present, as well as actions taken pursuant to the unanimous written consent of all of the members of the Committee without holding a meeting, shall be deemed to be actions of the Committee. Subject to Section 5.1, all actions of the Committee shall be final and conclusive and shall be binding upon the Company, Participants and all other interested parties. Any person dealing with the Committee shall be fully protected in relying upon any written notice, instruction, direction or other communication signed by a member of the Committee or by a representative of the Committee authorized to sign the same in its behalf.

ARTICLE 6 - AMENDMENT AND TERMINATION

Section 6.1           General.  The Board of Directors may, as permitted by law, at any time, amend or terminate the Plan, and may amend any Award Agreement, provided that no amendment or termination may cause the Award to violate Code Section 409A, may cause the repricing of a Stock Option, or, in the absence of written consent to the change by the affected Participant (or, if the Participant is not then living, the affected beneficiary), adversely impair the rights of any Participant or beneficiary under any Award granted under the Plan before the date such amendment is adopted by the Board of Directors; provided, however, that, no amendment may (a) materially increase the benefits accruing to Participants under the Plan, (b) materially increase the aggregate number of securities which may be issued under the Plan, other than pursuant to Section 3.4, or (c) materially modify the requirements for participation in the Plan, unless the amendment is approved by the Company’s stockholders.

Section 6.2           Amendment to Conform to Law and Accounting Changes.  Notwithstanding any provision in this Plan or any Award Agreement to the contrary, the Committee may amend the Plan or any Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of: (i) conforming the Plan or the Award Agreement to any present or future law relating to plans of this or similar nature (including, but not limited to, Code Section 409A); or (ii) avoiding an accounting treatment resulting from an accounting pronouncement or interpretation thereof issued by the SEC or Financial Accounting Standards Board after the adoption of the Plan or the making of the Award affected thereby, which, in the sole discretion of the Committee, may materially and adversely affect the financial condition or results of operations of the Company. By accepting an Award under this Plan, each Participant agrees and consents to any amendment made pursuant to this Section 6.2 or Section 2.7 to any Award granted under the Plan without further consideration or action.

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ARTICLE 7 - GENERAL TERMS

Section 7.1           No Implied Rights.

(a)          No Rights to Specific Assets.  Neither a Participant nor any other person shall by reason of participation in the Plan acquire any right in or title to any assets, funds or property of the Company or any Subsidiary whatsoever, including any specific funds, assets, or other property which the Company or any Subsidiary, in its sole discretion, may set aside in anticipation of a liability under the Plan.  A Participant shall have only a contractual right to the shares of Stock or amounts, if any, payable or distributable under the Plan, unsecured by any assets of the Company or any Subsidiary, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Subsidiary shall be sufficient to pay any benefits to any person.

(b)          No Contractual Right to Employment or Future Awards.  The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee the right to be retained in the employ of the Company or any Subsidiary or any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.  No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to receive a future Award under the Plan.

(c)          No Rights as a Stockholder. Except as otherwise provided in the Plan or in the Award Agreement, no Award under the Plan shall confer upon the holder thereof any rights as a stockholder of the Company before the date on which the individual fulfills all conditions for receipt of such rights.

Section 7.2           Transferability.  Except as otherwise so provided by the Committee, ISOs under the Plan are not transferable except: (i) as designated by the Participant by will or by the laws of descent and distribution; (ii) to a trust established by the Participant, if under Code Section 671 and applicable state law, the Participant is considered the sole beneficial owner of the Stock Option while held in trust; or (iii) between spouses incident to a divorce or pursuant to a domestic relations order, provided, however, in the case of a transfer within the meaning of this Section 7.2(iii), the Stock Option shall not qualify as an ISO as of the day of such transfer. The Committee shall have the discretion to permit the transfer of vested Stock Options (other than ISOs) under the Plan; provided, however, that such transfers shall be limited to Immediate Family Members of Participants, trusts and partnerships established for the primary benefit of such family members or to charitable organizations, and; provided, further, that such transfers are not made for consideration to the Participant.

Awards of Restricted Stock shall not be transferable before the time that such Awards vest in the Participant. A Restricted Stock Unit Award is not transferable, except in the event of death, before the time that the Restricted Stock Unit Award vests and is earned and the property in which the Restricted Stock Unit is denominated is distributed to the Participant or the Participant’s Beneficiary.

Section 7.3           Designation of Beneficiaries.  A Participant hereunder may file with the Company a written designation of a beneficiary or beneficiaries under this Plan and may from time to time revoke or amend any such designation (“Beneficiary Designation”). Any designation of beneficiary under this Plan shall be controlling over any other disposition, testamentary or otherwise (unless such disposition is pursuant to a domestic relations order); provided, however, that if the Committee is in doubt as to the entitlement of any such beneficiary to any Award, the Committee may determine to recognize only the legal representative of the Participant, in which case the Company, the Committee and the members thereof shall not be under any further liability to anyone.

Section 7.4           Non-Exclusivity.  Neither the adoption of this Plan by the Board of Directors nor the submission of the Plan to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board of Directors or the Committee to adopt such other incentive arrangements as either may deem desirable, including, without limitation, the granting of Restricted Stock Awards, Restricted Stock Units or Stock Options otherwise than under the Plan or an arrangement that is or is not intended to qualify under Code Section 162(m), and such arrangements may be either generally applicable or applicable only in specific cases.

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Section 7.5           Award Agreement.  Each Award granted under the Plan shall be evidenced by an Award Agreement signed by the Participant. A copy of the Award Agreement, in any medium chosen by the Committee, shall be provided (or made available electronically) to the Participant.

Section 7.6           Eligibility For Form and Time of Elections/Notification Under Code Section 83(b).  Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification or revocation thereof, shall be filed with the Company at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require. Notwithstanding anything herein to the contrary, the Committee may, on the date of grant or at a later date, as applicable, prohibit an individual from making an election under Code Section 83(b). If the Committee has not prohibited an individual from making this election, an individual who makes this election shall notify the Committee of the election within ten (10) days of filing notice of the election with the Internal Revenue Service or as otherwise required by the Committee. This requirement is in addition to any filing and notification required under the regulations issued under the authority of Code Section 83(b).

Section 7.7           Evidence.  Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information upon which the person is acting considers pertinent and reliable, and signed, made or presented by the proper party or parties.

Section 7.8           Tax Withholding.  Where a Participant is entitled to receive shares of Stock upon the vesting or exercise of an Award, the Company shall have the right to require such Participant to pay to the Company the amount of any tax that the Company is required to withhold with respect to such vesting or exercise, or, in lieu thereof, to retain, or to sell without notice, a sufficient number of shares of Stock to cover the minimum amount required to be withheld. To the extent determined by the Committee and specified in an Award Agreement, a Participant shall have the right to direct the Company to satisfy up to the maximum amount required for federal, state and local tax withholding by: (i) with respect to a Stock Option, reducing the number of shares of Stock subject to the Stock Option (without issuance of such shares of Stock to the Stock Option holder) by a number equal to the quotient of (a) the total minimum amount of required tax withholding divided by (b) the excess of the Fair Market Value of a share of Stock on the exercise date over the Exercise Price per share of Stock; and (ii) with respect to Restricted Stock Awards and Restricted Stock Units, withholding a number of shares (based on the Fair Market Value on the vesting date) otherwise vesting that would satisfy up to the maximum amount of required tax withholding. Provided there are no adverse accounting consequences to the Company (a requirement to have liability classification of an award under FASB ASC Topic 718 is an adverse consequence), a Participant who is not required to have taxes withheld may require the Company to withhold in accordance with the preceding sentence as if the Award were subject to minimum tax withholding requirements.

Section 7.9           Action by Company or Subsidiary.  Any action required or permitted to be taken by the Company or any Subsidiary shall be by resolution of its board of directors, or by action of one or more members of the Board (including a committee of the Board) who are duly authorized to act for the Board, or (except to the extent prohibited by applicable law or applicable rules of the Exchange on which the Company lists its securities) by a duly authorized officer of the Company or such Subsidiary.

Section 7.10         Successors.  All obligations of the Company under the Plan shall be binding upon and inure to the benefit of any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation or otherwise, of all or substantially all of the business, stock, and/or assets of the Company.

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Section 7.11         Indemnification.  To the fullest extent permitted by law and the Company’s governing documents, each person who is or shall have been a member of the Committee, or of the Board of Directors, or an officer of the Company to whom authority was delegated in accordance with Section 5.3, or an Employee of the Company, shall be indemnified and held harmless by the Company against and from any loss (including amounts paid in settlement), cost, liability or expense (including reasonable attorneys’ fees) that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement thereof, with the Company’s approval, or paid by him or her in satisfaction of any judgment in any such action, suit, or proceeding against him or her, provided he or she shall give the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf, unless such loss, cost, liability, or expense is a result of his or her own willful misconduct or except as expressly provided by statute or regulation. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such persons may be entitled under the Company’s charter or bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless. The foregoing right to indemnification shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition, provided, however, that, if required by applicable law, an advancement of expenses shall be made only upon delivery to the Company of an undertaking, by or on behalf of such persons to repay all amounts so advanced if it shall ultimately be determined by final judicial decision from which there is no further right to appeal that such person is not entitled to be indemnified for such expenses.

Section 7.12         No Fractional Shares.  Unless otherwise permitted by the Committee, no fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated by rounding down.

Section 7.13         Governing Law.  The Plan, all Awards granted hereunder, and all actions taken in connection herewith shall be governed by and construed in accordance with the laws of the State of Ohio without reference to principles of conflict of laws, except as superseded by applicable federal law. The federal and state courts located in the State of Ohio, shall have exclusive jurisdiction over any claim, action, complaint or lawsuit brought under the terms of the Plan. By accepting any award under this Plan, each Participant and any other person claiming any rights under the Plan agrees to submit himself or herself and any legal action that the Participant brings under the Plan, to the sole jurisdiction of such courts for the adjudication and resolution of any such disputes.

Section 7.14         Benefits Under Other Plans.  Except as otherwise provided by the Committee or as set forth in a Qualified Retirement Plan, Awards to a Participant (including the grant and the receipt of benefits) under the Plan shall be disregarded for purposes of determining the Participant’s benefits under, or contributions to, any Qualified Retirement Plan, non-qualified plan and any other benefit plans maintained by the Participant’s employer. The term “Qualified Retirement Plan” means any plan of the Company or a Subsidiary that is intended to be qualified under Code Section 401(a).

Section 7.15         Validity.  If any provision of this Plan is determined to be illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining parts hereof, but this Plan shall be construed and enforced as if such illegal or invalid provision has never been included herein.

Section 7.16         Notice.  Unless otherwise provided in an Award Agreement, all written notices and all other written communications to the Company provided for in the Plan or in any Award Agreement, shall be delivered personally or sent by registered or certified mail, return receipt requested, postage prepaid (provided that international mail shall be sent via overnight or two-day delivery), or sent by facsimile, email or prepaid overnight courier to the Company at its principal executive office. Such notices, demands, claims and other communications shall be deemed given:

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(a)          in the case of delivery by overnight service with guaranteed next day delivery, the next day or the day designated for delivery;

(b)          in the case of certified or registered U.S. mail, five days after deposit in the U.S. mail; or

(c)          in the case of facsimile or email, the date upon which the transmitting party received confirmation of receipt; provided, however, that in no event shall any such communications be deemed to be given later than the date they are actually received, provided they are actually received.

In the event a communication is not received, it shall only be deemed received upon the showing of an original of the applicable receipt, registration or confirmation from the applicable delivery service. Communications that are to be delivered by U.S. mail or by overnight service to the Company shall be directed to the attention of the Company’s Corporate Secretary, unless otherwise provided in the Participant’s Award Agreement.

Section 7.17         Forfeiture Events.

(a)          The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events include, but are not limited to, termination of employment for cause, termination of the Participant’s provision of Services to the Company or any Subsidiary, violation of material Company or Subsidiary policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct of the Participant that is detrimental to the business or reputation of the Company or any Subsidiary.

(b)          If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the federal securities laws, any Participant who is subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 or who is subject to clawback under Section 954 of the Dodd-Frank Act shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve month period following the first public issuance or filing with the SEC (whichever first occurred) of the financial document embodying such financial reporting requirement.

In addition, Awards granted hereunder are subject to any clawback policy adopted by the Board of Directors from time to time.

Section 7.18         Automatic Exercise. In the sole discretion of the Committee exercised in accordance with Section 5.2(a) above, any Stock Options that are exercisable but unexercised as of the day immediately before the tenth anniversary of the date of grant may be automatically exercised, in accordance with procedures established for this purpose by the Committee, but only if the exercise price is less than the Fair Market Value of a share of Stock on such date and the automatic exercise will result in the issuance of at least one (1) whole share of Stock to the Participant after payment of the exercise price and any applicable minimum tax withholding requirements. Payment of the exercise price and any applicable tax withholding requirements shall be made by a net settlement of the Stock Option whereby the number of shares of Stock to be issued upon exercise are reduced by a number of shares having a Fair Market Value on the date of exercise equal to the exercise price and any applicable minimum tax withholding.

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Section 7.19         Regulatory Requirements. The grant and settlement of Awards under this Plan shall be conditioned upon and subject to compliance with Section 18(k) of the Federal Deposit Insurance Act, 12 U.S.C. 1828(k), and the rules and regulations promulgated thereunder.

ARTICLE 8 - DEFINED TERMS; CONSTRUCTION

Section 8.1           In addition to the other definitions contained herein, unless otherwise specifically provided in an Award Agreement, the following definitions shall apply:

(a)          “10% Stockholder” means an individual who, at the time of grant, owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company.

(b)          “Award” means any Stock Option, Restricted Stock, Restricted Stock Unit, Performance Award or any or all of them, or any other right or interest relating to stock or cash, granted to a Participant under the Plan.

(c)          “Award Agreement” means the document (in whatever medium prescribed by the Committee) that evidences the terms and conditions of an Award under the Plan. Any document is referred to as an agreement, regardless of whether a Participant’s signature is required.

(d)          “Board of Directors” means the Board of Directors of the Company.

(e)          If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of termination for “Cause,” then, for purposes of this Plan, the term “Cause” shall have meaning set forth in such agreement. In the absence of such a definition, “Cause” means termination because of a Participant’s personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, material breach of the Bank’s Code of Ethics, material violation of the Sarbanes-Oxley requirements for officers of public companies that in the reasonable opinion of the Chief Executive Officer of the Bank or the Board of Directors will likely cause substantial financial harm or substantial injury to the reputation of the Bank or the Company, willfully engaging in actions that in the reasonable opinion of the Board of Directors will likely cause substantial financial harm or substantial injury to the business reputation of the Bank or the Company, intentional failure to perform stated duties, willful violation of any law, rule or regulation (other than routine traffic violations or similar offenses) or final cease-and-desist order, or material breach of any provision of the contract.

(f)          “Change in Control” has the meaning ascribed to it in Section 4.2.

(g)          “Code” means the Internal Revenue Code of 1986, as amended, and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(h)          “Code Section 409A” means the provisions of Section 409A of the Code and any rules, regulations and guidance promulgated thereunder, as modified from time to time.

(i)          “Committee” means the Committee acting under Article 5.

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(j)          “Covered Employee” has the meaning given the term in Code Section 162(m), and shall also include any other Employee who may become a Covered Employee before an Award vests, as the Committee may determine in its sole discretion.

(k)          “Director” means a member of the Board of Directors or the board of directors of a Subsidiary.

(l)          If the Participant is subject to a written employment agreement (or other similar written agreement) with the Company or a Subsidiary that provides a definition of “Disability” or “Disabled,” then, for purposes of this Plan, the terms “Disability” or “Disabled” shall have meaning set forth in such agreement. In the absence of such a definition, “Disability” shall be defined in accordance with the Bank’s long-term disability plan. To the extent that an Award hereunder is subject to Code Section 409A, “Disability” or “Disabled” shall mean that a Participant: (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months; or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve months, receiving income replacement benefits for a period of not less than three months under an accident and health plan covering Employees. Except to the extent prohibited under Code Section 409A, if applicable, the Committee shall have discretion to determine if a termination due to Disability has occurred.

(m)          “Disinterested Board Member” means a member of the Board of Directors who: (i) is not a current Employee of the Company or a Subsidiary; (ii) is not a former employee of the Company or a Subsidiary who receives compensation for prior Services (other than benefits under a tax-qualified retirement plan) during the taxable year; (iii) has not been an officer of the Company or a Subsidiary; (iv) does not receive compensation from the Company or a Subsidiary, either directly or indirectly, for services as a consultant or in any capacity other than as a Director except in an amount for which disclosure would not be required pursuant to Item 404 of SEC Regulation S-K in accordance with the proxy solicitation rules of the SEC, as amended or any successor provision thereto; and (v) does not possess an interest in any other transaction, and is not engaged in a business relationship for which disclosure would be required pursuant to Item 404(a) of SEC Regulation S-K under the proxy solicitation rules of the SEC, as amended or any successor provision thereto. The term Disinterested Board Member shall be interpreted in such manner as shall be necessary to conform to the requirements of Code Section 162(m), Rule 16b-3 promulgated under the Exchange Act and the corporate governance standards imposed on compensation committees under the listing requirements imposed by any Exchange on which the Company lists or seeks to list its securities.

(n)          “Dividend Equivalent Rights” means the right, associated with a Restricted Stock Unit, to receive a payment, in cash or Stock, as applicable, equal to the amount of dividends paid on a share of the Company’s Stock, as specified in the Award Agreement.

(o)          “Employee” means any person employed by the Company or a Subsidiary. Directors who are also employed by the Company or a Subsidiary shall be considered Employees under the Plan.

(p)          “Exchange” means any national securities exchange on which the Stock may from time to time be listed or traded.

(q)          “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.

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(r)          “Exercise Price” means the price established with respect to a Stock Option pursuant to Section 2.2.

(s)          “Fair Market Value” on any date, means: (i) if the Stock is listed on an Exchange, the closing sales price on that Exchange or over such system on that date or, in the absence of reported sales on that date, the closing sales price on the immediately preceding date on which sales were reported; or (ii) if the Stock is not listed on a securities exchange, “Fair Market Value” shall mean a price determined by the Committee in good faith on the basis of objective criteria consistent with the requirements of Code Section 422 and applicable provisions of Section 409A.

(t)           A termination of employment by an Employee Participant shall be deemed a termination of employment for “Good Reason” as a result of the Participant’s resignation from the employ of the Company or any Subsidiary upon the occurrence of any of the following events:

(i)          a material diminution in Participant’s base compensation;

(ii)         a material diminution in Participant’s authority, duties or responsibilities;

(iii)         a change in the geographic location at which Participant must perform his duties that is more than thirty-five (35) miles from the location of Participant’s principal workplace on the date of this Agreement; or

(iv)        in the event a Participant is a party to an employment, change in control, severance or similar agreement that provides a definition for “Good Reason” or a substantially similar term, then the occurrence of any event set forth in such definition.

(u)          “Immediate Family Member” means with respect to any Participant: (i) any of the Participant’s children, stepchildren, grandchildren, parents, stepparents, grandparents, spouses, former spouses, siblings, nieces, nephews, mothers-in-law, fathers-in-law, sons-in-law, daughters-in-law, brothers-in-law or sisters-in-law, including relationships created by adoption; (ii) any natural person sharing the Participant’s household (other than as a tenant or employee, directly or indirectly, of the Participant); (iii) a trust in which any combination of the Participant and persons described in section (i) and (ii) above own more than fifty percent (50%) of the beneficial interests; (iv) a foundation in which any combination of the Participant and persons described in sections (i) and (ii) above control management of the assets; or (v) any other corporation, partnership, limited liability company or other entity in which any combination of the Participant and persons described in sections (i) and (ii) above control more than fifty percent (50%) of the voting interests.

(v)         “Involuntary Termination” means the Termination of Service of a Participant by the Company or Subsidiary (other than termination for Cause) or termination of employment by an Employee Participant for Good Reason.

(w)          “ISO” has the meaning ascribed to it in Section 2.1(a).

(x)           “Non-Qualified Option” means the right to purchase shares of Stock that is either: (i) granted to a Participant who is not an Employee; or (ii) granted to an Employee and either is not designated by the Committee to be an ISO or does not satisfy the requirements of Section 422 of the Code.

(y)          “Participant” means any individual who has received, and currently holds, an outstanding Award under the Plan.

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(z)          “Performance Award” has the meaning ascribed to it in Sections 2.1(d) and 2.5.

(aa)         “Restricted Stock” or “Restricted Stock Award” has the meaning ascribed to it in Sections 2.1(b) and 2.3.

(bb)         “Restricted Stock Unit” has the meaning ascribed to it in Sections 2.1(c) and 2.4.

(cc)         “Restriction Period” has the meaning set forth in Section 2.4(b)(iii).

(dd)         “Retirement” means, unless otherwise specified in an Award Agreement, retirement from employment or service on or after the attainment of age 65. An Employee who is also a Director shall not be deemed to have terminated due to Retirement for purposes of vesting of Awards and exercise of Stock Options until both Service as an Employee and Service as a Director has ceased. A non-employee Director will be deemed to have terminated due to Retirement under the provisions of this Plan only if the non-employee Director has terminated Service on the board(s) of directors of the Company and any Subsidiary or affiliate in accordance with applicable Company policy, following the provision of written notice to such board(s) of directors of the non-employee Director’s intention to retire. A non-employee Director who continues in Service as a director emeritus or advisory director shall be deemed to be in Service of the Company or a Subsidiary for purposes of vesting of Awards and exercise of Stock Options.

(ee)         “SEC” means the United States Securities and Exchange Commission.

(ff)         “Securities Act” means the Securities Act of 1933, as amended from time to time.

(gg)         “Service” means service as an Employee or non-employee Director of the Company or a Subsidiary, as the case may be, and shall include service as a director emeritus or advisory director. Service shall not be deemed interrupted in the case of sick leave, military leave or any other absence approved by the Company or a Subsidiary, in the case of transferees between payroll locations or between the Company, a Subsidiary or a successor.

(hh)         “Stock” means the common stock of the Company, $0.01 par value per share.

(ii)         “Stock Option” has the meaning ascribed to it in Section 2.1(a) and 2.2.

(jj)         “Subsidiary” means any corporation, affiliate, bank or other entity which would be a subsidiary corporation with respect to the Company as defined in Code Section 424(f) and, other than with respect to an ISO, shall also mean any partnership or joint venture in which the Company and/or other Subsidiary owns more than 50% of the capital or profits interests.

(kk)         “Termination of Service” means the first day occurring on or after a grant date on which the Participant ceases to be an Employee or Director (including a director emeritus or advisory director) of the Company or any Subsidiary, regardless of the reason for such cessation, subject to the following:

(i)          The Participant’s cessation as an Employee shall not be deemed to occur by reason of the transfer of the Participant between the Company and a Subsidiary or between two Subsidiaries.

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(ii)         The Participant’s cessation as an Employee shall not be deemed to occur by reason of the Participant’s being on a bona fide leave of absence from the Company or a Subsidiary approved by the Company or Subsidiary otherwise receiving the Participant’s Services, provided such leave of absence does not exceed six months, or if longer, so long as the Employee retains a right to reemployment with the Company or Subsidiary under an applicable statute or by contract. For these purposes, a leave of absence constitutes a bona fide leave of absence only if there is a reasonable expectation that the Employee will return to perform Services for the Company or Subsidiary. If the period of leave exceeds six months and the Employee does not retain a right to reemployment under an applicable statute or by contract, the employment relationship is deemed to terminate on the first day immediately following such six month period. For purposes of this sub-section, to the extent applicable, an Employee’s leave of absence shall be interpreted by the Committee in a manner consistent with Treasury Regulation Section 1.409A-1(h)(1).

(iii)        If, as a result of a sale or other transaction, the Subsidiary for whom Participant is employed (or to whom the Participant is providing Services) ceases to be a Subsidiary, and the Participant is not, following the transaction, an Employee of the Company or an entity that is then a Subsidiary, then the occurrence of such transaction shall be treated as the Participant’s Termination of Service caused by the Participant being discharged by the entity for whom the Participant is employed or to whom the Participant is providing Services.

(iv)        Except to the extent Code Section 409A may be applicable to an Award, and subject to the foregoing paragraphs of this sub-section, the Committee shall have discretion to determine if a Termination of Service has occurred and the date on which it occurred. In the event that any Award under the Plan constitutes Deferred Compensation (as defined in Section 2.7 hereof), the term Termination of Service shall be interpreted by the Committee in a manner consistent with the definition of “Separation from Service” as defined under Code Section 409A and under Treasury Regulation Section 1.409A-1(h)(ii). For purposes of this Plan, a “Separation from Service” shall have occurred if the employer and Participant reasonably anticipate that no further Services will be performed by the Participant after the date of the Termination of Service (whether as an employee or as an independent contractor) or the level of further Services performed will be less than 50% of the average level of bona fide Services in the 36 months immediately preceding the Termination of Service. If a Participant is a “Specified Employee,” as defined in Code Section 409A and any payment to be made hereunder shall be determined to be subject to Code Section 409A, then if required by Code Section 409A, the payment or a portion of the payment (to the minimum extent possible) shall be delayed and shall be paid on the first day of the seventh month following Participant’s Separation from Service.

(v)         With respect to a Participant who is a Director, cessation as a Director will not be deemed to have occurred if the Participant continues as a director emeritus or advisory director. With respect to a Participant who is both an Employee and a Director, termination of employment as an Employee shall not constitute a Termination of Service for purposes of the Plan so long as the Participant continues to provide Service as a Director or director emeritus or advisory director.

(ll)         “Voting Securities” means any securities which ordinarily possess the power to vote in the election of directors without the happening of any pre-condition or contingency.

Section 8.2           In this Plan, unless otherwise stated or the context otherwise requires, the following uses apply:

(a)          actions permitted under this Plan may be taken at any time and from time to time in the actor’s reasonable discretion;

A-24

(b)          references to a statute shall refer to the statute and any successor statute, and to all regulations promulgated under or implementing the statute or its successor, as in effect at the relevant time;

(c)          in computing periods from a specified date to a later specified date, the words “from” and “commencing on” (and the like) mean “from and including,” and the words “to,” “until” and “ending on” (and the like) mean “to, but excluding”;

(d)          references to a governmental or quasi-governmental agency, authority or instrumentality shall also refer to a regulatory body that succeeds to the functions of the agency, authority or instrumentality;

(e)          indications of time of day mean Eastern Time;

(f)          “including” means “including, but not limited to”;

(g)          all references to sections, schedules and exhibits are to sections, schedules and exhibits in or to this Plan unless otherwise specified;

(h)          all words used in this Plan will be construed to be of such gender or number as the circumstances and context require;

(i)          the captions and headings of articles, sections, schedules and exhibits appearing in or attached to this Plan have been inserted solely for convenience of reference and shall not be considered a part of this Plan nor shall any of them affect the meaning or interpretation of this Plan or any of its provisions;

(j)          any reference to a document or set of documents in this Plan, and the rights and obligations of the parties under any such documents, shall mean such document or documents as amended from time to time, and any and all modifications, extensions, renewals, substitutions or replacements thereof; and

(k)          all accounting terms not specifically defined herein shall be construed in accordance with GAAP.

#      #      #

A-25

TO:	PARTICIPANTS IN THE CINCINNATI FEDERAL
401(k) PROFIT SHARING PLAN

As a participant in the Cincinnati Federal 401(k) Profit Sharing Plan (the “401(k) Plan”) you are entitled to direct trustee of the 401(k) Plan how to vote the shares of common stock of Cincinnati Bancorp (“Cincinnati Bancorp”) allocated to your 401(k) Plan account on the proposals to be presented at the Annual Meeting of Stockholders of Cincinnati Bancorp on May 25, 2017.

If the trustee does not receive your voting instructions, the trustee will vote your shares in the same proportion as the voting instructions received from other participants related to their shares of Cincinnati Bancorp common stock held by the 401(k) Plan.

HOW TO EXERCISE YOUR VOTING RIGHTS. You may direct the voting of the shares allocated to your 401(k) Plan account by completing, signing, dating and returning the enclosed Voting Instruction Card. You may also provide voting instructions via telephone or the internet, as described on the Voting Instruction Card.

CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your voting instructions to the 401(k) Plan trustee will be completely confidential. The transfer agent for Cincinnati Bancorp will tabulate the voting instructions it receives from 401(k) Plan participants and provide the trustee with the results.

DELIVERY OF PROXY MATERIALS. Cincinnati Bancorp’s Proxy Statement for the 2017 Annual Meeting of Stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are enclosed for your review. As noted in the Proxy Statement, the Annual Meeting is scheduled for Thursday, May 25, 2017, at 3:00 p.m., local time, at the Cincinnati Federal’s main office, located at 6581 Harrison Avenue, Cincinnati, Ohio.

DEADLINE FOR RETURNING VOTING INSTRUCTIONS. To direct the 401(k) Plan Trustee how to vote your shares of common stock, please complete and sign the attached Voting Instruction Card and return it in the enclosed postage-paid envelope so that it is received no later than May 18, 2017. Otherwise, please submit your instructions by telephone or internet by this date.

TO:	PARTICIPANTS IN THE CINCINNATI FEDERAL
EMPLOYEE STOCK OWNERSHIP PLAN

As a participant in the Cincinnati Federal Employee Stock Ownership Plan (the “ESOP”) you are entitled to direct First Trust of MidAmerica, services provided by Community Bank of Pleasant Hill (the “ESOP Trustee”), how to vote the shares of common stock of Cincinnati Bancorp (“Cincinnati Bancorp”) allocated to your ESOP account on the proposals to be presented at the Annual Meeting of Stockholders of Cincinnati Bancorp on May 25, 2017.

The ESOP Trustee will vote the unallocated shares of Cincinnati Bancorp common stock held in the ESOP Trust in the same proportions as it votes the allocated shares of common stock for which it has received instructions from participants, subject to its fiduciary duties under the Employee Retirement Income Security Act of 1974, as amended. If you do not direct the ESOP Trustee how to vote your shares of common stock or if you vote to “abstain,” the ESOP Trustee will vote your shares in the same proportions as it votes the allocated shares of Cincinnati Bancorp common stock for which it has received instructions from participants.

HOW TO EXERCISE YOUR VOTING RIGHTS. You may direct the voting of the shares allocated to your ESOP account by completing, signing, dating and returning the enclosed Voting Instruction Card. You may also provide voting instructions via telephone or the Internet, as described on the Voting Instruction Card.

CONFIDENTIALITY OF VOTING INSTRUCTIONS. Your voting instructions to the ESOP Trustee will be completely confidential. The transfer agent for Cincinnati Bancorp will tabulate the voting instructions it receives from ESOP participants and provide the ESOP trustee with the results. The ESOP Trustee has agreed to maintain your voting instructions in strict confidence. In no event will your voting instructions be reported to Cincinnati Bancorp or Cincinnati Federal.

DELIVERY OF PROXY MATERIALS. Cincinnati Bancorp’s Proxy Statement for the 2016 Annual Meeting of Stockholders and its Annual Report on Form 10-K for the fiscal year ended December 31, 2016 are enclosed for your review. As noted in the Proxy Statement, the Annual Meeting is scheduled for Thursday, May 25, 2017, at 3:00 p.m., local time, at the Cincinnati Federal’s main office, located at 6581 Harrison Avenue, Cincinnati, Ohio.

DEADLINE FOR RETURNING VOTING INSTRUCTIONS. To direct the ESOP Trustee how to vote your shares of common stock, please complete and sign the attached Voting Instruction Card and return it in the enclosed postage-paid envelope so that it is received no later than May 18, 2017. Otherwise, please submit your instructions by telephone or internet by this date.

ANNUAL MEETING OF STOCKHOLDERS OF

CINCINNATI BANCORP

May 25, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting, Proxy Statement, Proxy Card and 2016 Annual Report are available at http://www.astproxyportal.com/ast/20323/

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230300000000000000 4 052517

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF TWO DIRECTORS:

NOMINEES:
- ○ Andrew J. Nurre, CPA
- ○ Charles G. Skidmore

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed and dated, will be voted as directed herein by the undersigned stockholder. **If no direction is given, this Proxy will be voted "FOR" all of the nominees for director and "FOR" Proposals 2 and 3.**

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

Signature of Stockholder ______ Date: ______ Signature of Stockholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF STOCKHOLDERS OF

CINCINNATI BANCORP

May 25, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Internet/Telephone voting deadline is 11:59 PM EDT on May 24, 2017.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting, Proxy Statement, Proxy Card and 2016 Annual Report are available at http://www.astproxyportal.com/ast/20323/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230300000000000000 4 052517

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF TWO DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
- ○ Andrew J. Nurre, CPA
- ○ Charles G. Skidmore

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the Annual Meeting. This Proxy, when properly executed and dated, will be voted as directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted "FOR" all of the nominees for director and "FOR" Proposals 2 and 3.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES. WHERE A CHOICE IS NOT SPECIFIED, THE PROXIES WILL VOTE YOUR SHARES IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ________ Date: ________ Signature of Stockholder ________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

CINCINNATI BANCORP

Revocable Proxy

Solicited on Behalf of the Board of Directors

Annual Meeting of Stockholders on May 25, 2017

The undersigned hereby appoints Stuart H. Anness, Harold L. Anness and Henry C. Dolive, and each of them, with full power of substitution and power to act alone, to act as proxies and to vote all of the shares of common stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of Cincinnati Bancorp, to be held at the main office of Cincinnati Federal, 6581 Harrison Avenue, Cincinnati, Ohio, and at any adjournments or postponements thereof, as follows:

(Continued and to be signed on the reverse side.)

1.1 14475

401(k) VOTING INSTRUCTION CARD

ANNUAL MEETING OF STOCKHOLDERS OF

CINCINNATI BANCORP

May 25, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2016 Annual Report are available at http://www.astproxyportal.com/ast/20323/

Please sign, date and mail this voting instruction card in the envelope provided so that it is received by the transfer agent by May 18, 2017.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230300000000000000 4 052517

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF TWO DIRECTORS:

☐ **FOR ALL NOMINEES**

☐ **WITHHOLD AUTHORITY FOR ALL NOMINEES**

☐ **FOR ALL EXCEPT** (See instructions below)

NOMINEES:
○ Andrew J. Nurre, CPA
○ Charles G. Skidmore

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Signature of 401(k) Participant ______ Date: ______

401(k) VOTING INSTRUCTION CARD
ANNUAL MEETING OF STOCKHOLDERS OF

CINCINNATI BANCORP

May 25, 2017

VOTING INSTRUCTIONS CARD

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your voting instruction card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your voting instruction card available when you call.

Internet/Telephone voting deadline is 11:59 PM EDT on May 18, 2017.

MAIL - Sign, date and mail your voting instruction card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2016 Annual Report are available at http://www.astproxyportal.com/ast/20323/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230300000000000000 4 052517

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF TWO DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Andrew J. Nurre, CPA
○ Charles G. Skidmore

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Signature of 401(k) Participant ____________ Date: ____________

0

CINCINNATI BANCORP

401(K) VOTING INSTRUCTION CARD

Annual Meeting of Stockholders on May 25, 2017

The undersigned hereby instructs the trustee (the "Trustee") of the Cincinnati Federal 401(k) Profit Sharing Plan (the "401(k) Plan"), to vote, as designated hereon, all the shares of Common Stock of Cincinnati Bancorp (the "Company") which have been allocated to the account of the undersigned pursuant to the 401(k) Plan at the Annual Meeting of Shareholders to be held on May 25, 2017, or any adjournments thereof.

*AMERICAN STOCK TRANSFER AND TRUST COMPANY WILL TALLY THE VOTES.

The Trustee will vote the shares represented by this Voting Instruction Card if it is properly completed, signed, and received by American Stock Transfer and Trust Company before 11:59 p.m. EDT on May 18, 2017. Please note that if this Voting Instruction Card is not properly completed and signed, or it is not received as indicated above, the shares allocated to the participant's account will be voted in accordance with the terms of the 401(k) Plan.

(Continued and to be signed on the reverse side.)

1.1 14475

ESOP VOTING INSTRUCTION CARD

ANNUAL MEETING OF STOCKHOLDERS OF

CINCINNATI BANCORP

May 25, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2016 Annual Report are available at http://www.astproxyportal.com/ast/20323/

Please sign, date and mail this voting instruction card in the envelope provided so that it is received by the transfer agent by May 18, 2017.

↓ Please detach along perforated line and mail in the envelope provided. ↓

20230300000000000000 4 052517

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF TWO DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Andrew J. Nurre, CPA
○ Charles G. Skidmore

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark **"FOR ALL EXCEPT"** and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Signature of ESOP Participant ______ Date: ______

ESOP VOTING INSTRUCTION CARD

ANNUAL MEETING OF STOCKHOLDERS OF

CINCINNATI BANCORP

May 25, 2017

VOTING INSTRUCTIONS CARD

INTERNET - Access "www.voteproxy.com" and follow the on-screen instructions or scan the QR code with your smartphone. Have your voting instruction card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your voting instruction card available when you call.

Internet/Telephone voting deadline is 11:59 PM EDT on May 18, 2017.

MAIL - Sign, date and mail your voting instruction card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
The Notice of Annual Meeting, Proxy Statement, Proxy Card, and 2016 Annual Report are available at http://www.astproxyportal.com/ast/20323/

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

20230300000000000000 4 052517

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR" ALL OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2 AND 3. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. ELECTION OF TWO DIRECTORS:

☐ FOR ALL NOMINEES

☐ WITHHOLD AUTHORITY FOR ALL NOMINEES

☐ FOR ALL EXCEPT (See instructions below)

NOMINEES:
○ Andrew J. Nurre, CPA
○ Charles G. Skidmore

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark "FOR ALL EXCEPT" and fill in the circle next to each nominee you wish to withhold, as shown here: ●

Signature of ESOP Participant ______ Date: ______

0

CINCINNATI BANCORP
ESOP VOTING INSTRUCTION CARD

Annual Meeting of Stockholders on May 25, 2017

The undersigned hereby instructs First Trust of MidAmerica, services provided by Community Bank of Pleasant Hill, as Trustee*, to vote, as designated hereon, all the shares of Common Stock of Cincinnati Bancorp (the “Company”) which have been (or which are deemed to have been) allocated to the account of the undersigned pursuant to the Cincinnati Federal Employee Stock Ownership Plan (“ESOP”) at the Annual Meeting of Shareholders to be held on May 25, 2017, or any adjournments thereof.

*AMERICAN STOCK TRANSFER AND TRUST COMPANY WILL TALLY THE VOTES.

The Trustee will vote the shares represented by this Voting Instruction Card if it is properly completed, signed, and received by American Stock Transfer and Trust Company before 11:59 p.m. EDT on May 18, 2017. Please note that if this Voting Instruction Card is not properly completed and signed, or it is not received as indicated above, the shares allocated to the participant’s account will be voted in accordance with the terms of the ESOP.

(Continued and to be signed on the reverse side.)

1.1 14475